As filed with the Securities and Exchange Commission on February 10, 2025

Securities Act File No. 333-284088

Investment Company Act File No. 811-05542

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock Income Trust, Inc.

50 Hudson Yards

New York, New York 10001

(Name and Address of Agent for Service)

With copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Shareholders of BlackRock Enhanced Government Fund, Inc. (the “Target Fund”).

b.	Questions & Answers for Shareholders of the Target Fund.

c.	Notice of Special Meeting of Shareholders of the Target Fund.

d.	Joint Proxy Statement/Prospectus regarding the proposed reorganization of the Target Fund into BlackRock Income Trust, Inc. (the “Acquiring Fund”).

e.	Statement of Additional Information regarding the proposed reorganization of the Target Fund into the Acquiring Fund.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

February [●], 2025

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Enhanced Government Fund, Inc. (“EGF” or the “Target Fund”) to be held on March 18, 2025 at 10:00 a.m. (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Target Fund.

You are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and BlackRock Income Trust, Inc. (“BKT” or the “Acquiring Fund” and together with EGF, the “Funds,” and each, a “Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including the termination of the Target Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of the Target Fund under Maryland law (the “Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as the Target Fund, although there are some differences.

The Board of Directors of the Target Fund believes that the proposal that shareholders are being asked to vote upon is in the best interests of the Target Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to Target Fund shareholders as of February 4, 2025, the record date for the Special Meeting.

If your shares in the Target Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MFLZMQN by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of the Target Fund (that is if you hold your shares of the Target Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Target Fund holdings along with your name and email address to Georgeson LLC, the Target Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Target Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (833) 880-2498.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Target Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

February [●], 2025

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the special shareholder meeting (the “Special Meeting”) of BlackRock Enhanced Government Fund, Inc. (NYSE Ticker: EGF) (“EGF” or the “Target Fund”) and the proposal to be voted on. It is expected that the effective date (the “Closing Date”) of the Reorganization will be sometime during the first quarter of 2025, but it may be at a different time as described in the Joint Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and BlackRock Income Trust, Inc. (“BKT” or the “Acquiring Fund” and together with the Target Fund, the “Funds,” and each, a “Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued shares of the Acquiring Fund, which will be distributed to the shareholders (although cash may be distributed in lieu of fractional shares) of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the shareholders (although cash may be distributed in lieu of fractional shares) in respect of their shares, and (ii) the termination by the Target Fund of its registration under the 1940 Act, and the liquidation, dissolution and termination of the Target Fund in accordance with its charter and Maryland law (the “Reorganization”).

The approval of shareholders of the Acquiring Fund is not required to effect the Reorganization.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Q:	Why has the Target Fund’s Board recommended this proposal?

A:

The Board of Directors (the “Board” and each member thereof, a “Board Member”) of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to net asset value (“NAV”) as a result of the Reorganization. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganization is intended to result in the following potential benefits to the Target Fund’s shareholders:

(i)	lower net total expenses (excluding interest expense) per share due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved secondary market trading of the shares of the Combined Fund; and

(iii)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act) of the Target Fund (the “Independent Board Members”), approved the Reorganization Agreement, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to NAV as a result of the Reorganization. As a result of the Reorganization, however, shareholders of the Target Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in the Target Fund before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board.

Q:	How will the Reorganization affect the fees and expenses of the Target Fund?

A:

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2026 (the “Affiliated Mutual Fund and ETF Waiver”). In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2026 (the “Affiliated Money Market Fund Waiver” and together with the Affiliated Mutual Fund and ETF Waiver, the “Affiliated Fund Waiver”). The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to EGF, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fee equal to an annual rate of 0.30% of EGF’s average daily Managed Assets (as defined below) (the “EGF Voluntary Waiver”). The EGF Voluntary Waiver may be reduced or discontinued at any time.

Total Expense Ratios Including Interest Expense

For the 12-month period ended June 30, 2024, for the Target Fund, the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios (after giving effect to the EGF Voluntary Waiver) applicable to the Reorganization are as follows:

Target Fund (EGF)	Acquiring Fund (BKT)	Pro forma Combined Fund (EGF into BKT)
1.12%[1]	3.28%	2.99%

[1]	Without giving effect to the EGF Voluntary Waiver, EGF’s Total Expense Ratio (including interest expense) is 1.42%.

Total Expense Ratios Excluding Interest Expense

Target Fund (EGF)	Acquiring Fund (BKT)	Pro forma Combined Fund (EGF into BKT)
1.05%[1]	0.93%	0.93%

[1]	Without giving effect to the EGF Voluntary Waiver, EGF’s Total Expense Ratio (excluding interest expense) is 1.35%.

“Total Expenses” means a Fund’s total annual operating expenses (including interest expense and Acquired Fund Fees and Expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets.

It is estimated that the completion of the Reorganization would result in a Total Expense Ratio (including interest expense) for the Combined Fund of 2.99% on a historical and pro forma basis for the twelve months ended June 30, 2024, representing an increase in the Total Expense Ratio (including interest expense and after giving effect to the EGF Voluntary Waiver) for the Target Fund shareholders of 1.87%. Without giving effect to the EGF Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio (including interest expense) for Target Fund shareholders is expected to increase by 1.57%.

Each Fund’s Total Expenses include interest expense associated with the Fund’s use of reverse repurchase agreements. It is estimated that the completion of the Reorganization would result in a Total Expense Ratio (excluding interest expense) for the Combined Fund of 0.93% on a historical and pro forma basis for the 12-month period ended June 30, 2024, representing a reduction in the Total Expense Ratio (excluding interest expense and after giving effect to the EGF Voluntary Waiver) for Target Fund shareholders of 0.12%.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.85% of the average daily value of its Managed Assets. For purposes of calculating the Target Fund’s management fee, “Managed Assets” means the aggregate of (i) the average daily value of its net assets, which are the total assets of the Target Fund minus the sum of its accrued liabilities, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual combined contractual investment management and contractual administration fee rate of 0.80% of its average weekly net assets (comprised of an annual contractual investment management fee rate of 0.65% of its average weekly net assets and an annual contractual administration fee rate of 0.15% average weekly net assets). For purposes of calculating the Acquiring Fund’s investment management fee and administration fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). For the Acquiring Fund, the combined investment management and administration fee rate is being used for comparison purposes because, unlike the Acquiring Fund, the contractual investment management fee rate for the Target Fund includes administrative services provided by the Investment Advisor to the Target Fund and the Target Fund does not pay separate administration fees.

If the Reorganization is consummated, the annual combined contractual investment management and administration fee rate of the Acquiring Fund will be the annual combined contractual investment management and administration fee rate of the Combined Fund, which will be 0.80% of the average weekly net assets of the Combined Fund. The annual combined contractual investment management and administration fee rate of the Combined Fund is lower than the annual contractual investment management fee rate for the Target Fund, which includes administrative services provided by the Investment Advisor to the Target Fund. Please see “Expense Table for Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated Total Expense Ratio (excluding interest expense) is expected to be in the first quartile and contractual combined investment management and administration fee rate and actual combined investment management and administration fee rate over net assets are each expected to be in the first quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings will be realized as a result of the Reorganization.

Q:	How will the Reorganization affect the earnings, distributions and undistributed net income of the Target Fund?

A:

The Combined Fund’s net earnings yield on NAV for shareholders following the Reorganization is expected to be lower than the current net earnings yield on NAV for the Target Fund. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than the Target Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Each Fund has adopted a plan to support a level distribution of income, capital gains and/or return of capital (each, a “Distribution Plan”). Each Fund’s Distribution Plan has been approved by the Fund’s Board and is consistent with the Fund’s investment objective and policies. The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. The Funds are currently not relying on any exemptive relief from Section 19(b) of the 1940 Act. Under its Distribution Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of a Fund’s shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by each Fund’s Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Distribution Plan. Each Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. See “Dividends and Distributions—General” in the Joint Proxy Statement/Prospectus.

If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII

Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former EGF shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase shares of either Fund on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from a Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s shares and the magnitude of the trading discount to NAV of the Combined Fund’s shares. However, the Combined Fund is anticipated to benefit from certain anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to share distributions and the basis for establishing the rate of its distributions for the shares at any time and may do so without prior notice to shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

Q:	Have shares of each Fund historically traded at a premium or discount?

A:

The shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (EGF)	$9.63	$9.94	(3.12)%
Acquiring Fund (BKT)	$11.62	$11.77	(1.27)%

To the extent the Target Fund’s shares are trading at a wider discount (or a narrower premium) than those of the Acquiring Fund at the time of the Reorganization, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund’s shares are trading at a narrower discount (or wider premium) than those of the Acquiring Fund at the time of the Reorganization, the Target Fund’s shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund shares improves.

There can be no assurance that, after the Reorganization, shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the shares of either Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund shares may trade at a price that is less than the current market price of Acquiring Fund shares. In the Reorganization, Target Fund shareholders will receive Acquiring Fund shares based on the relative NAVs (not the market values) of the respective Fund’s shares. The market value of the shares of the Combined Fund may be less than the market value of the shares of each respective Fund prior to the Reorganization.

If the Reorganization is approved by shareholders, effective upon the closing of the Reorganization, the Combined Fund will adopt a discount management program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV

v

per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, officers and directors. Each Fund is a Maryland corporation. Each Fund has its shares listed on the NYSE.

The Target Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental policy to make annual offers to repurchase between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, reduced by any applicable repurchase fee. Once each year, the Target Fund will offer to repurchase at NAV, less any repurchase fee, no less than 5% and no more than 25% of the outstanding common shares of the Fund, unless such offer is suspended or postponed in accordance with applicable regulatory requirements. The offer to purchase common shares is a fundamental policy of the Target Fund that may not be changed without the vote of the holders of a majority of the Target Fund’s outstanding voting securities (as defined in the 1940 Act).

The Acquiring Fund is not an interval fund and does not currently offer to repurchase its shares from shareholders on a regular basis. Subject to approval of the Reorganization by shareholders, effective upon the closing of the Reorganization, the Combined Fund intends to adopt the Discount Management Program pursuant to which the Combined Fund will conduct an annual tender offer for a portion of its outstanding common shares if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year.

The Target Fund is managed by a team of investment professionals led by Scott MacLellan, CFA, CMT, and Akiva Dickstein. The Acquiring Fund is managed by a team of investment professionals led by Matthew Kraeger and Nicholas Kramvis. Following the Reorganization, it is expected that the Combined Fund will be managed by Messrs. Kraeger and Kramvis.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of the Target Fund, although there are some differences.

Investment Objective:

Target Fund (EGF)	Acquiring Fund (BKT)

The Fund’s investment objective is to provide stockholders with current income and gains.	The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

Investment Strategies:

Target Fund (EGF)	Acquiring Fund (BKT)

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency	The Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Fund’s investments. The Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Target Fund (EGF)	Acquiring Fund (BKT)

securities and other debt securities and on interest rate swaps (“swaptions”) held by the Fund in an effort to generate current gains from option premiums and to enhance the Fund’s risk-adjusted return (the “Option Strategy”).

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The 80% noted above is a non-fundamental policy and may be changed by the Board of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change as required by the rules under the 1940 Act.

The Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s Investors Service, Inc. or BBB or better by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality (referred to herein as “other debt securities”). Securities rated in any of the four highest rating categories are known as “investment grade” securities. As part of its Option Strategy, the Fund may also write call options on these other debt securities.

The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities, U.S. Government Agency securities and other debt securities. The Investment Advisor may adjust the average maturity of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

Most of the options written by the Fund will be traded over-the-counter although the Fund may utilize

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. The Fund may invest directly in securities or synthetically through the use of derivatives. In addition, for hedging purposes, the Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. No more than 20% of the Fund’s assets will be invested in other securities, all of which will have been determined by the Investment

Target Fund (EGF)	Acquiring Fund (BKT)

exchange-traded options as well. In general, the Fund will primarily write (sell) call options that are “European style,” meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time write call options that are “American style,” meaning that the options may be exercised at any point up to and including the expiration date.

The Fund will generally write (sell) call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with an exercise price that is above the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale whereas at-the-money call options are options with an exercise price that is equal to the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the principal value of the underlying security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

The Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Investment Advisor will attempt to maintain for the Fund written call options positions on U.S. Government securities, U.S. Government Agency securities or other debt securities whose price movements, taken in the aggregate, are correlated with the price movements of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in the Fund’s portfolio. In doing so, the Investment Advisor will consider data relating to the Fund’s fixed income holdings, including interest rates, maturity and coupon rate. The Fund anticipates that it will write (sell) call options on a substantial portion of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in its portfolio.

Advisor or BlackRock International Limited, the Fund’s sub-advisor (together with the Investment Advisor, the “Advisor”), to be of comparable credit quality.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates.

The Fund’s yield will also be affected by the interest rates on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Target Fund (EGF)	Acquiring Fund (BKT)

The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, options on swaps, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio. The Fund may also enter into derivatives transactions that in certain circumstances may produce effects similar to leverage.

The Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold its assets in cash. This might negatively affect the Fund’s ability to achieve its investment objective.

Leverage: Although the Target Fund does not currently utilize leverage, it has utilized leverage in the form of reverse repurchase agreements in recent years and may leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Acquiring Fund utilizes leverage in the form of reverse repurchase agreements. The use of leverage creates an opportunity for increased common share gains, but also creates risks for the holders of common shares, including the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk”; and “General Risks of Investing in the Acquiring Fund—Reverse Repurchase Agreements Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of reverse repurchase agreements after the Closing Date of the Reorganization.

As of January 31, 2025, the Acquiring Fund’s effective leverage ratio was 20.94%. Assuming the Reorganization had taken place as of December 31, 2024, the Combined Fund’s effective leverage ratio is estimated to be 21.19%.

Q:	How will the Reorganization be effected?

A:

Assuming the Reorganization receives the requisite approval by EGF shareholders, as well as certain consents, confirmations and/or waivers from various third parties, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares). The Target Fund will then terminate its registration under the 1940 Act, liquidate, dissolve and terminate in accordance with its charter and Maryland law. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive newly issued shares of the Acquiring Fund, par value $0.01 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of the Target Fund such shareholders held immediately prior to the Closing Date (although shareholders of EGF may receive cash for fractional shares). The aggregate NAV of each Fund immediately prior to the Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of Target Fund shares will not be diluted as a result of the Reorganization. The shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization.

As discussed above, shareholders of the Target Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of the Target Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. Any such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.

Shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:

You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the Reorganization, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense.

Shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $399,500. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $18,500. The Investment Advisor does not anticipate bearing any costs of the Reorganization. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

Neither the Target Fund nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approval is required to complete the Reorganization?

A:

The Reorganization is contingent upon the approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of EGF’s registration under the 1940 Act and the dissolution of EGF under Maryland law, by EGF’s shareholders.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

If the requisite shareholder approval for the Reorganization is not obtained, or the Reorganization is not otherwise consummated, the Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Target Fund as a standalone Maryland corporation registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board.

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In order for the Reorganization to occur, the Target Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties.

Q:	How does the Board of EGF suggest that I vote?

A:	After careful consideration, the Board of EGF unanimously recommends that you vote “FOR” the proposal to approve the Reorganization.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on March 18, 2025 at 10:00 a.m. (Eastern Time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, EGF will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on March 18, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:

Shareholders of record of EGF as of the close of business on February 4, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in EGF are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MFLZMQN by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of EGF, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your EGF holdings along with your name and email address to Georgeson LLC (“Georgeson”), EGF’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, EGF’s proxy solicitor, at (833) 880-2498.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by EGF, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, EGF may not be able to hold the Special Meeting or the vote on the proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus.

Please read it carefully.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 18, 2025

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BlackRock Enhanced Government Fund, Inc. (NYSE Ticker: EGF) (“EGF”) will be held on March 18, 2025 at 10:00 a.m. (Eastern time) for the following purpose:

Proposal 1: The Reorganization of the Funds (as defined below)

The shareholders of EGF are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization between EGF and BlackRock Income Trust, Inc. (NYSE Ticker: BKT) (“BKT” or the “Acquiring Fund” and together with EGF, the “Funds,” and each a “Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of EGF’s assets and the assumption by the Acquiring Fund of substantially all of EGF’s liabilities in exchange solely for newly issued shares of the Acquiring Fund, which will be distributed to the shareholders (although cash may be distributed in lieu of fractional shares), of EGF, and which shall constitute the sole consideration to be distributed or paid to the shareholders (although cash may be distributed in lieu of fractional shares), and (ii) the termination by EGF of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of EGF in accordance with its Charter and Maryland law (the “Reorganization”).

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All EGF shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in EGF are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MFLZMQN by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of EGF (that is if you hold your EGF shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your EGF holdings along with your name and email address to Georgeson LLC, EGF’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

i

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of EGF named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EGF RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EGF UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of EGF,

JOHN M. PERLOWSKI

President and Chief Executive Officer of EGF

February [●], 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-34360

ii

The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 10, 2025

JOINT PROXY STATEMENT/PROSPECTUS

Dated February [●], 2025

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of BlackRock Enhanced Government Fund, Inc. (NYSE Ticker: EGF) (“EGF” or the “Target Fund”) in connection with the solicitation of proxies by EGF’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the special meeting of the shareholders of EGF and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on March 18, 2025 at 10:00 a.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of EGF recommends that you vote your shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is February 14, 2025.

The purpose of the Special Meeting is:

Proposal 1: The Reorganization of the Funds (as defined below)

The shareholders of EGF are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization between EGF and BlackRock Income Trust, Inc. (NYSE Ticker: BKT) (“BKT” or the “Acquiring Fund” and together with EGF, the “Funds,” and each, a “Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of EGF’s assets and the assumption by the Acquiring Fund of substantially all of EGF’s liabilities in exchange solely for newly issued shares of the Acquiring Fund (the “Acquiring Fund Shares”), which will be distributed to the shareholders (although cash may be distributed in lieu of fractional shares), of EGF, and which shall constitute the sole consideration to be distributed or paid to the shareholders (although cash may be distributed in lieu of fractional shares) and (ii) the termination by EGF of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of EGF in accordance with its charter and Maryland law (the “Reorganization”).

Distribution to EGF shareholders of this Joint Proxy Statement/Prospectus and the accompanying materials will commence on or about February 14, 2025.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

Shareholders of record of EGF as of the close of business on February 4, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of EGF are entitled to one vote for each common share (a “Share”) held, with no Shares having cumulative voting rights. The quorum and voting requirements for EGF are described in the section herein entitled “Voting Information and Requirements.”

EGF and the Acquiring Fund are each formed as a Maryland corporation. Each of EGF and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions.

Assuming the Reorganization receives the necessary approval by EGF shareholders, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of EGF in exchange solely for newly issued shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to EGF shareholders (although cash may be distributed in lieu of fractional shares) and EGF will terminate its registration under the 1940 Act. EGF will liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

Even if you plan to attend the Special Meeting, please sign, date and return the proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with EGF a written notice of revocation (addressed to the Secretary of EGF at the principal executive offices of EGF at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold EGF Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in EGF are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MFLZMQN by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide EGF shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, EGF will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on March 18, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

ii

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of EGF (that is if you hold your EGF shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your EGF holdings along with your name and email address to Georgeson LLC, EGF’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (833) 880-2498.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of EGF should know before voting on the proposal set forth herein. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated February [●], 2025, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Target Fund at the address and phone number set forth above.

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The common shares of BlackRock Income Trust, Inc. are listed on the NYSE under the ticker symbol “BKT” and will continue to be so listed after the completion of the Reorganization. The common shares of BlackRock Enhanced Government Fund, Inc. are listed on the NYSE under the ticker symbol “EGF.”

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of additional shares of the Acquiring Fund in connection with the Reorganization Agreement. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Reorganization	Assuming the Reorganization receives the requisite shareholder approval, as well as certain consents, confirmations and/or waivers from various third parties, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of EGF in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to EGF shareholders (although cash may be distributed in lieu of fractional common shares) and EGF will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

As a result of the Reorganization, each common shareholder of EGF will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s EGF common shares immediately prior to the Closing Date. The aggregate NAV of the Funds immediately prior to the Reorganization will reflect accrued expenses associated with the Reorganization.

Subject to the requisite approval of the shareholders of EGF with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, it is expected that the Closing Date of the Reorganization will be sometime during the first quarter of 2025, but it may be at a different time as described herein.

If the requisite shareholder approvals for the Reorganization are not obtained, or the Reorganization is not otherwise consummated, the Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Target Fund as a standalone Maryland corporation registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board.

Background and Reasons for the Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders of the Target Fund: (i) lower net total expenses (excluding interest expense) per share due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved secondary market trading of the common shares of the Combined Fund; and (iii) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (e) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of the Target Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing common shareholders of its Fund will not be diluted with respect to NAV as a result of the Reorganization. As a result of the Reorganization, however, common shareholders of the Target Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in the Target Fund before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by the Board.

Net and Managed Assets	As of January 31, 2025, the Target Fund had approximately $35.3 million in net assets and managed assets and the Acquiring Fund had approximately $250.7 million in net assets and approximately $316.6 million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to the use of leverage, minus the sum of accrued liabilities.

Total Expenses and Management Fees

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2026 (the “Affiliated Mutual Fund and ETF Waiver”). In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2026 (the “Affiliated Money Market Fund Waiver” and together with the Affiliated Mutual Fund and ETF Waiver, the “Affiliated Fund Waiver”). The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to EGF, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fee equal to an annual rate of 0.30% of EGF’s average daily Managed Assets (as defined below) (the “EGF Voluntary Waiver”). The EGF Voluntary Waiver may be reduced or discontinued at any time.

Total Expense Ratios Including Interest Expense

For the 12-month period ended June 30, 2024, for the Target Fund, the Acquiring Fund and the Combined Fund, the historical and pro forma Total Expense Ratios (after giving effect to the EGF Voluntary Waiver) applicable to the Reorganization are as follows:

Target Fund (EGF)	Acquiring Fund (BKT)	Pro forma Combined Fund (EGF into BKT)
1.12%[1]	3.28%	2.99%

[1] Without giving effect to the EGF Voluntary Waiver, EGF’s Total Expense Ratio (including interest expense) is 1.42%. Total Expense Ratios Excluding Interest Expense

Target Fund (EGF)	Acquiring Fund (BKT)	Pro forma Combined Fund (EGF into BKT)
1.05%[1]	0.93%	0.93%

[1]  Without giving effect to the EGF Voluntary Waiver, EGF’s Total Expense Ratio (excluding interest expense) is 1.35%.

“Total Expenses” means a Fund’s total annual operating expenses (including interest expense and Acquired Fund Fees and Expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets.

It is estimated that the completion of the Reorganization would result in a Total Expense Ratio (including interest expense) for the Combined Fund of 2.99% on a historical and pro forma basis for the twelve months ended June 30, 2024, representing an increase in the Total Expense Ratio (including interest expense and after giving effect to the EGF Voluntary Waiver) for the Target Fund shareholders of 1.87%. Without giving effect to the EGF Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio (including interest expense) for Target Fund shareholders is expected to increase by 1.57%.

Each Fund’s Total Expenses include interest expense associated with the Fund’s use of reverse repurchase agreements. It is estimated that the completion of the Reorganization would result in a Total Expense Ratio (excluding interest expense) for the Combined Fund of 0.93% on a historical and pro forma basis for the 12-month period ended June 30, 2024, representing a reduction in the Total Expense Ratio (excluding interest expense and after giving effect to the EGF Voluntary Waiver) for Target Fund shareholders of 0.12%.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.85% of the average daily value of its Managed Assets. For purposes of calculating the Target Fund’s management fee, “Managed Assets” means the aggregate of (i) the average daily value of its net assets, which are the total assets of the Target Fund minus the sum of its accrued liabilities, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual combined contractual investment management and contractual administration fee rate of 0.80% of its average weekly net assets (comprised of an annual contractual investment management fee rate of 0.65% of its average weekly net assets and an annual contractual administration fee rate of 0.15% average weekly net assets). For purposes of calculating the Acquiring Fund’s investment management fee and administration fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). For the Acquiring Fund, the combined investment management and administration fee rate is being used for comparison purposes because, unlike the Acquiring Fund, the contractual investment management fee rate for the Target Fund includes administrative services provided by the Investment Advisor to the Target Fund and the Target Fund does not pay separate administration fees.

If the Reorganization is consummated, the annual combined contractual investment management and administration fee rate of the Acquiring Fund will be the annual combined contractual investment management and administration fee rate of the Combined Fund, which will be 0.80% of the average weekly net assets of the Combined Fund. The annual combined contractual investment management and administration fee rate of the Combined Fund is lower than the annual contractual investment management fee rate for the Target Fund, which includes administrative services provided by the Investment Advisor to the Target Fund. Please see “Expense Table for Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated Total Expense Ratio (excluding interest expense) is expected to be in the first quartile and contractual combined investment management and administration fee rate and actual combined investment management and administration fee rate over net assets are each expected to be in the first quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Earnings, Distributions and Undistributed Net Investment Income	Earnings and Distribution Rate: The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganization is expected to be potentially the same as than the current net earnings yield on NAV for the Acquiring Fund and lower than the current net earnings yield on NAV for EGF. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Distribution Policy: Each Fund has adopted a plan to support a level distribution of income, capital gains and/or return of capital (each, a “Distribution Plan”). Each Fund’s Distribution Plan has been approved by the Fund’s Board and is consistent with the Fund’s investment objective and policies. The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. The Funds are currently not relying on any exemptive relief from Section 19(b) of the 1940 Act. Under its Distribution Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of a Fund’s shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by each Fund’s Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Distribution Plan. Each Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. See “Dividends and Distributions—General.”

Automatic Dividend Reinvestment: Common shareholders of each Fund will automatically have all dividends and distributions reinvested in common shares of such Fund in accordance with such Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former EGF shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from certain anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

Premium/ Discount to NAV of Common Shares	The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (EGF)	$9.63	$9.94	(3.12)%
Acquiring Fund (BKT)	$11.62	$11.77	(1.27)%

To the extent EGF’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent EGF’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of EGF will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

If the Reorganization is approved by EGF shareholders, effective upon the Closing of the Reorganization, the Combined Fund will adopt a discount management program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Expenses of the Reorganization	Shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For EGF, the expenses of the Reorganization are estimated to be approximately $399,500. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $18,500. The Investment Advisor does not anticipate bearing any costs of the Reorganization. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

Appraisal Rights	Under Maryland law, except in limited circumstances, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of EGF and the Acquiring Fund, on the Record Date.

U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, common shareholders of EGF will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, EGF will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. Any such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History

EGF and the Acquiring Fund are each formed as a Maryland corporation. Each of EGF and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act.

EGF is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental policy to make annual offers to repurchase between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, reduced by any applicable repurchase fee. Once each year, EGF will offer to repurchase at NAV, less any repurchase fee, no less than 5% and no more than 25% of the outstanding common shares of the Fund, unless such offer is suspended or postponed in accordance with applicable regulatory requirements. The offer to purchase common shares is a fundamental policy of EGF that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Acquiring Fund is not an interval fund and does not currently offer to repurchase its shares from shareholders on a regular basis. Subject to approval of the Reorganization by EGF shareholders, the Combined Fund intends to adopt the Discount Management Program pursuant to which the Combined Fund will conduct an annual tender offer for a portion of its outstanding common shares if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each of the Acquiring Fund and the Target Fund have a December 31 fiscal year end.

The Acquiring Fund’s common shares are listed on the NYSE as “BKT.”

The Target Fund’s common shares are listed on the NYSE as “EGF.”

Investment Objective and Policies	The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of the Target Fund, although there are some differences.

Investment Objective:

The Target Fund’s investment objective is to provide stockholders with current income and gain.

The Acquiring Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

Investment Strategies:

Target Fund (EGF)	Acquiring Fund (BKT)

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities and other debt securities and on interest rate swaps (“swaptions”) held by the Fund in an effort to generate current gains from option premiums and to enhance the Fund’s risk-adjusted return (the “Option Strategy”).

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent

The Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Fund’s investments. The Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The 80% noted above is a non-fundamental policy and may be changed by the Board of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change as required by the rules under the 1940 Act.

The Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s Investors Service, Inc. or BBB or better by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality (referred to herein as “other debt securities”). Securities rated in any of the four highest rating categories are known as “investment grade” securities. As part of its Option Strategy, the Fund may also write call options on these other debt securities.

The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities, U.S. Government Agency securities and other debt securities. The Investment Advisor may adjust the average maturity of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

Most of the options written by the Fund will be traded over-the-counter although the Fund may utilize exchange-traded options as well. In general, the Fund will primarily write (sell) call options that are “European style,” meaning that the options may be exercised only on the expiration date. However, the Fund may from time to instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. The Fund may invest directly in securities or synthetically through the use of derivatives. In addition, for hedging purposes, the Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. No more than 20% of the Fund’s assets will be invested in other securities, all of which will have been determined by the Investment Advisor or BlackRock International Limited (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”), the Fund’s sub-advisor, to be of comparable credit quality.

time write call options that are “American style,” meaning that the options may be exercised at any point up to and including the expiration date.

The Fund will generally write (sell) call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with an exercise price that is above the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale whereas at-the-money call options are options with an exercise price that is equal to the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the principal value of the underlying security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

The Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Investment Advisor will attempt to maintain for the Fund written call options positions on U.S. Government securities, U.S. Government Agency securities or other debt securities whose price movements, taken in the aggregate, are

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates.

The Fund’s yield will also be affected by the interest rates on instruments in which correlated with the price movements of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in the Fund’s portfolio. In doing so, the Investment Advisor will consider data relating to the Fund’s fixed income holdings, including interest rates, maturity and coupon rate. The Fund anticipates that it will write (sell) call options on a substantial portion of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in its portfolio.

The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, options on swaps, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio. The Fund may also enter into derivatives transactions that in certain circumstances may produce effects similar to leverage.

The Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold its assets in cash. This might negatively affect the Fund’s ability to achieve its investment objective.

the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Leverage:

Although EGF does not currently utilize leverage, it has utilized leverage in the form of reverse repurchase agreements in recent years and may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Acquiring Fund utilizes leverage in the form of reverse repurchase agreements. The use of leverage creates an opportunity for increased common share gains, but also creates risks for the holders of common shares, including the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage. See “The Acquiring Fund’s Investments—Leverage”; “General Risks of Investing in the Acquiring Fund—Leverage Risk”; and “General Risks of Investing in the Acquiring Fund—Reverse Repurchase Agreements Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of reverse repurchase agreements after the Closing Date of the Reorganization.

As of January 31, 2025, the Acquiring Fund’s effective leverage ratio was 20.94%. Assuming the Reorganization had taken place as of December 31, 2024, the Combined Fund’s effective leverage ratio is estimated to be 21.19%.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor and Sub-Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. BlackRock International Limited serves as the sub-adviser for the Acquiring Fund and is expected to continue to serve as the sub-adviser for the Combined Fund.

Portfolio Management Team	EGF is managed by a team of investment professionals led by Scott MacLellan, CFA, CMT, and Akiva Dickstein. The Acquiring Fund is managed by a team of investment professionals led by Matthew Kraeger and Nicholas Kramvis. Following the Reorganization, it is expected that the Combined Fund will be managed by Messrs. Kraeger and Kramvis.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds

Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

EXPENSE TABLE FOR SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of the Target Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses incurred by EGF and the Acquiring Fund during the 12-month period ended June 30, 2024 (unaudited) and (ii) the pro forma expenses of the Combined Fund for the 12-month period ended June 30, 2024, for the Combined Fund, assuming the Reorganization had taken place on July 1, 2023.

	EGF	Acquiring Fund (BKT)	Combined Fund (EGF into BKT)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee(2)	—	$2.50	$2.50
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.85%	0.65%	0.65%
Other Expenses	0.49%	0.28%(5)	0.28%(5)
Interest Expense(6)	0.07%	2.35%	2.06%
Acquired Fund Fees and Expenses	0.01%	—	—
Total Annual Fund Operating Expenses(6)	1.42%	3.28%	2.99%
Fee Waivers and/or Expense Reimbursements(4)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)	1.42%	3.28%	2.99%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase directly from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. For EGF, participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. For the Acquiring Fund, participants that request a sale of shares will also be charged a $2.50 sales fee and pay a $0.15 per share sold fee. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.85% of the average daily value of its Managed Assets. For purposes of calculating the Target Fund’s management fee, “Managed Assets” means the aggregate of (i) the average daily value of its net assets, which are the total assets of the Target Fund minus the sum of its accrued liabilities, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly net assets, which is reflected in the “Investment Management Fees” line item in the table above. The Acquiring Fund also pays a monthly fee at an annual contractual administration fee rate of 0.15% average weekly net assets, which is included in the “Other Expenses” line item in the table above. For purposes of calculating the Acquiring Fund’s investment management fee and administration fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). Unlike the Acquiring Fund, the contractual investment management fee rate for EGF includes administrative services provided by the Investment Advisor to EGF and EGF does not pay separate administration fees. If the Reorganization is consummated, the annual contractual investment management fee rate and administration fee rate of the Acquiring Fund will be the annual contractual investment management fee rate and administration fee rate of the Combined Fund, which will be 0.65% and 0.15%, respectively, of the average weekly net assets of the Combined Fund. The Combined Fund will have a lower annual contractual investment management fee rate than EGF and the same annual contractual investment management fee as the Acquiring Fund.

(4)

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)	“Other Expenses” have been restated to reflect Acquired Fund Fees and Expenses for the Acquiring Fund and Combined Fund, which are less than 0.01%.

(6)

The Acquiring Fund uses leverage in the form of reverse repurchase agreements representing 30.4% of Managed Assets at an annual interest expense to the Acquiring Fund of 5.39% which is based on current market conditions. The actual amount of interest expenses borne by the Acquiring Fund will vary over time in accordance with the level of the Acquiring Fund’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Acquiring Fund for accounting purposes.

The Acquiring Fund uses leverage to seek to enhance its returns to common shareholders. This leverage takes the form of reverse repurchase agreements. Leverage benefits common shareholders if the cost of the leverage is lower than the returns earned by the Acquiring Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Fund’s leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

EGF	Acquiring Fund (BKT)	Pro Forma Combined Fund (EGF into BKT)
1.05%	0.93%	0.93%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing EGF and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
EGF	$14	$45	$78	$170
Acquiring Fund (BKT)	$33	$101	$171	$358
Pro forma Combined Fund (EGF into BKT)	$30	$92	$157	$331

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For EGF, the expenses of the Reorganization are estimated to be approximately $399,500. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $18,500. The Investment Advisor does not anticipate bearing any costs of the Reorganization. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives, investment strategies, policies and restrictions and are subject to similar investment risks, although there are some differences.

Although EGF does not currently utilize leverage, it has utilized leverage in the form of reverse repurchase agreements in recent years and may leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Acquiring Fund utilizes leverage through the use of reverse repurchase agreements. The use of leverage creates an opportunity for increased common share gains, but also creates risks for the holders of common shares, including the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage. See “The Acquiring Fund’s Investments—Leverage”; “General Risks of Investing in the Acquiring Fund—Leverage Risk”; and “General Risks of Investing in the Acquiring Fund—Reverse Repurchase Agreements Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of reverse repurchase agreements after the Closing Date of the Reorganization.

Risks that predominately affect the common shares of the Funds include risks associated with debt securities, including U.S. government obligations and mortgage- and asset-backed securities, such as credit risk, interest rate risk, extension risk and prepayment risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

Risk is inherent in all investing. An investment in the common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Risks Related to the Reorganization

Earnings and Distribution Rate

The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganization is expected to be potentially lower than the current net earnings yield on NAV for EGF. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Undistributed Net Investment Income

If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (previously defined as “UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former EGF shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a certain anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

Premium/Discount to NAV

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their common shares in a relatively short period of time after the completion of the Reorganization.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (EGF)	$9.63	$9.94	(3.12)%
Acquiring Fund (BKT)	$11.62	$11.77	(1.27)%

To the extent EGF’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent EGF’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of EGF will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

If the Reorganization is approved by EGF shareholders, effective upon the Closing of the Reorganization, the Combined Fund will adopt the Discount Management Program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year. Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Tax Considerations

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, common shareholders of EGF will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, EGF will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. Any such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Reorganization” for a summary of U.S. federal income tax consequences generally applicable to the Reorganization.

General Risks of Investing in the Acquiring Fund

Because of their similar investment objectives and investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of EGF that are not shared with the Acquiring Fund are generally a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

The risks that predominately affect common shares of the Acquiring Fund, and therefore, the Combined Fund, include the following:

General Risks

Fixed-Income Securities Risks. Fixed-income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve raised and maintained higher interest rates as part of its efforts to address rising inflation. In September and December 2024, the Federal Reserve lowered the federal funds rate and may announce additional rate cuts in the near future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Acquiring Fund’s performance. There is a risk that a rise in interest rates will likely drive down prices of bonds and other fixed-income securities. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Investment Advisor. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s expected use of leverage will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income securities held by the Acquiring Fund and adjusting the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general or if there is a cap on the interest rate that can be paid. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund’s common shares.

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Acquiring Fund’s portfolio will decline in price or fail to make timely payments of interest or principal when due, or otherwise honor their obligations, because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives to sell credit protection to its counterparty, such use will expose it to additional risk of the occurrence of a credit event in respect of the bonds underlying the derivatives. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be increased.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Acquiring Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all other factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. In general, the longer the duration of any fixed-income securities in the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed-income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Acquiring Fund and substantial negative consequences for the U.S. economy and the global financial system. Certain securities in which the Acquiring Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Mortgage Related Securities Risks. Investing in MBS entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution

(including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect issuing vehicles and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Acquiring Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Acquiring Fund to additional risk. To the extent the Acquiring Fund invests in junior tranches of MBS, it will be subject to additional risks, such as the risk that the proceeds that would otherwise be distributed to the Acquiring Fund will be used to pay down more senior tranches.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Acquiring Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed-income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Acquiring Fund could invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Acquiring Fund invests, the Acquiring Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Acquiring Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS Risks. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In 2008, the FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator of, or if it is later appointed as receiver for, FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

RMBS Legal Risks. Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Non-Agency RMBS Risks. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Mortgage Loan Market Risk. In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally increased during this period and declines in or flattening of housing values in many housing markets were generally viewed as exacerbating such delinquencies and losses. Borrowers with adjustable rate mortgages (“ARMs”) are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. The economic downturn experienced in the recent past at the national level, and the more serious economic downturn experienced in the recent past in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans were particularly high, is generally viewed as having contributed to the higher rates of delinquencies and defaults on the residential mortgage loans underlying RMBS during this period. There also can be no assurance that areas of the United States that mostly avoided higher rates of delinquencies and defaults on residential mortgage loans during this period would continue to do so if an economic downturn were to reoccur at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs. Any increase in prevailing market interest rates, which are currently at historical lows, may result in increased payments for borrowers who have ARMs. Moreover, with respect to hybrid mortgage loans (which are mortgage loans combining fixed and adjustable rate features) after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

The Acquiring Fund may acquire RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

Although the United States economy has been slowly improving in recent years, the impact of the coronavirus pandemic on the United States has caused the economy to deteriorate again and led to a high incidence of missed mortgage payments, which could result in the incidence of mortgage foreclosures, especially sub-prime mortgages, beginning to increase again, which could adversely affect the value of any RMBS owned by the Acquiring Fund.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; new and ongoing epidemics and pandemics of infectious diseases and other global health events; natural/environmental disasters; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. The coronavirus pandemic in the United States has had a severe adverse effect on many commercial businesses, resulting in them not paying rent, which in turn will likely result in the owners of the underlying properties being impaired in their ability to make mortgage payments.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series.

The Acquiring Fund may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Acquiring Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Acquiring Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages.

Subordinated CMBS are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Acquiring Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

The Acquiring Fund may also invest in REMICs, which are CMOs that qualify for special tax treatment under the Code and invest in certain mortgages principally secured by interests in real property and other permitted investments.

Credit Risk Associated With Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now or were subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.

MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).

In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.

Asset-Backed Securities Risk. ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Acquiring Fund with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. As a result, proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by Acquiring Fund. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In the past, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. These events may adversely affect the value of securities backed by receivables from the sale or lease of automobiles.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”), which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various Strategic Transactions (as defined below) for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent asset prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. Please see the Acquiring Fund’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Acquiring Fund may use and the various risks associated with them.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC’s non-cleared margin requirements for security-based swaps became effective on November 1, 2021. Applicable margin requirements may increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivatives product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objectives.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty credit risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since a clearing organization is the each counterparty to a cleared derivative contract and a clearing organization is generally considered to be of better credit quality than a counterparty to an uncleared OTC derivative transaction.

However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally may not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Leverage Risk. The use of leverage creates an opportunity for increased common share gains, but also creates risks for the holders of common shares. The Acquiring Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Acquiring Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Acquiring Fund may enter into repurchase agreements. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed-income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Subject to its investment objectives and policies, the Acquiring Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund to a counterparty, with an agreement by the Acquiring Fund to repurchase the securities from the counterparty at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. If the counterparty files for bankruptcy or becomes insolvent, such counterparty or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. There is no assurance that reverse repurchase agreements can be successfully employed.

Illiquid Investments Risk. The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal political discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Acquiring Fund invests.

Market and Selection Risk. Market risk is the possibility that the market values of securities and other assets owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Shareholder Activism Risk. Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Acquiring Fund’s Board, or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

Other Risks

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Collateralized Debt Obligations Risk. In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Acquiring Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Acquiring Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to which the Acquiring Fund sells securities becomes insolvent, the Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Investment Advisor’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. These transactions may involve leverage.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Acquiring Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Acquiring Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Acquiring Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Acquiring Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Acquiring Fund may acquire shares in other investment companies and in ETFs and business development companies (“BDCs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their NAV. As an investor in investment companies, including ETFs and BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Investment Advisor through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs and BDCs (to the extent not offset by the Investment Advisor through waivers).

The securities of other investment companies, including ETFs and BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs and BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Acquiring Fund) will be diminished.

The portfolios of ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Securities Lending Risk. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events, including but not limited to corporate actions, could lead the Acquiring Fund to lend securities that are trading at a premium due to increased demand, or to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If the Acquiring Fund were to lend out securities that are subject to a corporate action and commit to the borrower a particular election as determined by the Investment Advisor, the benefit the Acquiring Fund would receive in respect of committing to such election may or may not be less than the benefit the Acquiring Fund would have received from making a different election in such corporate action. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund’s ability to participate in a corporate action event may be impacted, or the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Acquiring Fund representing dividends paid on securities loaned out by the Acquiring Fund will not be considered qualified dividend income, and distributions by the Acquiring Fund of such substitute payments will not constitute qualified dividend income. Additionally, substitute payments received by the Acquiring Fund representing qualified REIT dividends paid on REIT securities loaned out by the Acquiring Fund will not be considered qualified REIT dividends, and distributions by the Acquiring Fund of such substitute payments will not be eligible for a 20% deduction currently available for ordinary REIT dividends paid to non-corporate shareholders provided certain other requirements are satisfied. The securities lending agent will take into account the tax effects on shareholders caused by these differences in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to the Acquiring Fund (as permitted by applicable law).

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Acquiring Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Acquiring Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable upon lender default, to bank borrowers. The Acquiring Fund may provide additional protections to bank borrowers, where permitted pursuant to the Acquiring Fund’s investment policies and if the Investment Advisor believes doing so is in the best interest of the Acquiring Fund.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position. Total return swap agreements are subject to market risk as well as the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Reference Rate Replacement Risk—The Acquiring Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Risk Associated with Recent Market Events. While interest rates have been historically low in recent years in the United States and abroad, inflation rates have recently risen significantly and the Federal Reserve and other central banks have recently begun raising interest rates to address inflation which, among other factors, has led to markets experiencing high volatility. A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. Further, regulators have expressed concern that rate increases may contribute to price volatility. The impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of debt instruments held by the Acquiring Fund and result in a negative impact on the Acquiring Fund’s performance. See “—Inflation Risk.”

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Acquiring Fund’s investments.

In recent years, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Acquiring Fund’s investments may be negatively affected by such events.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas war), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

China and the United States have each imposed tariffs on the other country’s products. These actions may cause a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the EU (commonly known as “Brexit”). The UK and EU reached a preliminary trade agreement, which became effective on January 1, 2021, regarding the terms of their future trading relationship relating principally to the trading of goods rather than services, including financial services; however, negotiations are ongoing for matters not covered by the trade agreement, such as the trade of financial services. Due to uncertainty of the current political environment, it is not possible to foresee the form or nature of the future trading relationship between the UK and the EU. In the short term, financial markets may experience heightened volatility, particularly those in the UK and Europe, but possibly worldwide. The UK and Europe may be less stable than they have been in recent years, and investments in the UK and EU may be difficult to value or subject to greater or more frequent volatility. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear and the ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, Brexit may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets and may destabilize some or all of the other EU member countries. This uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund and its investments to execute their respective strategies, to receive attractive returns and/or to exit certain investments at an advantageous time or price. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Acquiring Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

1940 Act Regulations. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Regulation as a “Commodity Pool”. The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failures of Futures Commission Merchants and Clearing Organizations Risk. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Trump presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Potential Conflicts of Interest of the Investment Advisor, the Sub-Advisor and Others. The investment activities of the Investment Advisor, the Sub-Advisor and their affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. The Investment Advisor and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. Subject to the requirements of the 1940 Act, the Investment Advisor and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Advisor nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Investment Advisor has adopted policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest and the way in which the Investment Advisor addresses such conflicts, please see “Conflicts of Interest” and “Portfolio Manager Information—Potential Material Conflicts of Interest” in the SAI.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Advisors, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, the Investment Advisor will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Acquiring Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Acquiring Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Acquiring Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Acquiring Fund’s investments could ultimately be realized at the Acquiring Fund’s valuation of such investments. In addition, the Acquiring Fund’s compliance with the asset diversification tests applicable to regulated investment companies (“RICs”) depends on the fair market values of the Acquiring Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Acquiring Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Acquiring Fund’s NAV per share is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which a tender offer will be made under the Discount Management Program or otherwise. Consequently, variance in the valuation of the Acquiring Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Reliance on the Advisor and Sub-Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock, Inc. The Advisors are not required to devote their full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Operational Risk. The Acquiring Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Acquiring Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Acquiring Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Acquiring Fund and the Investment Advisor seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Acquiring Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Acquiring Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Advisors and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. As a result, the Acquiring Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor, the Sub-Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund. See “Certain Provisions in the Charters and Bylaws.”

INFORMATION ABOUT THE REORGANIZATION

The Reorganization seeks to combine two funds that have the same investment adviser, the same Board Members, and similar investment objectives, investment strategies, policies and restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A to this Joint Proxy Statement/Prospectus) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.01 per share. The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of EGF will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund common shares will be issued (except for shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional EGF common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Reorganization Agreement—Book-Entry Interests” for a description of the procedures to be followed by EGF common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganization, each common shareholder of EGF will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s EGF common shares immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of EGF common shares will not be diluted as a result of the Reorganization. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

As a result of the Reorganization, a common shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did EGF. No sales charge or fee of any kind will be charged to shareholders of EGF in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, EGF will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If the Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of EGF recommends that the common shareholders of EGF vote “FOR” the proposed Reorganization Agreement at the Special Meeting.

Shareholder approval of the Reorganization Agreement requires, with respect to Proposal 1, the affirmative vote of the holders of a majority of the outstanding EGF common shares.

In order for the Reorganization to occur, EGF must obtain the requisite shareholder approval with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization with respect to EGF is contingent upon such Fund obtaining the requisite shareholder approval and each Fund obtaining third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of EGF entitled to vote on the Reorganization approve the Reorganization and each Fund satisfies all of its closing conditions, if EGF does not obtain its requisite shareholder approvals or either Fund does not satisfy its closing conditions.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Subject to the requisite approval of the shareholders of EGF with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, it is expected that the Closing Date of the Reorganization will be sometime during the first quarter of 2025, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Reasons for the Reorganization

The Board of the Target Fund, including the Independent Board Members, considered the Reorganization at a meeting held on November 21, 2024. The Board, including the Independent Board Members, has unanimously approved the Reorganization Agreement (the “Approval”). Based on the considerations below, the Board, including the Independent Board Members, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Reorganization. As a result of the Reorganization, however, Target Fund shareholders will hold a reduced percentage of ownership in the larger Combined Fund than they did in the Target Fund before the Reorganization.

The Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board. Before reaching these conclusions, the Board, including the Independent Board Members, engaged in a thorough review process relating to the Reorganization, as well as alternatives to the Reorganization. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In preparation for the Approval, the Investment Advisor provided the Board with information regarding the Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

The Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (excluding interest expense) for the Target Fund;

•	the potential effects of the Reorganization on the earnings and distributions of the Target Fund;

•	the potential effects of the Reorganization on the Target Fund’s premium/discount to NAV of common shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for the Target Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. The Board considered the fees and Total Operating Expenses of the Target Fund (including estimated expenses of the Combined Fund after the Reorganization). As of June 30, 2024, the Reorganization is expected to result in a Total Expense Ratio for the Combined Fund that is higher than the Total Expense Ratio of EGF. The Total Expense Ratio of the Combined Fund includes interest expense associated with the Combined Fund’s anticipated use of leverage. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense and Acquired Fund Fees and Expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Potential Effects of the Reorganization on Earnings and Distributions. The Board noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganization is expected to be potentially lower than the current net earnings yield on NAV for the Target Fund. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than the Target Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganization. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. The Board noted that the shares of both Funds have historically traded at both a premium and a discount. As of January 31, 2025, the NAV per common share of EGF was $9.94 and the market price per common share of EGF was $9.63, representing a discount to NAV of (3.12)% and the NAV per common share of the Acquiring Fund was $11.77 and the market price per common share of the Acquiring Fund was $11.62, representing a discount to NAV of (1.27)%. The Board of EGF noted that to the extent EGF’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of EGF also noted that to the extent the EGF’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders may be negatively impacted if the Reorganization is consummated. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund shares. In the Reorganization, common shareholders of EGF will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

The Board noted that effective upon Closing, the Combined Fund will adopt the Discount Management Program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year. Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. The Board noted that the Target Fund shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and a similar investment objective, investment strategies, policies and restrictions. The Acquiring Fund currently utilizes leverage in the form of reverse repurchase agreements. EGF does not currently use leverage, but it has utilized leverage in the form of reverse repurchase agreements in recent years and may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination of thereof. Except with respect to the current use of leverage, the risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

The Board noted that the Target Fund is as an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental policy to make annual offers to repurchase between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, reduced by any applicable repurchase fee. The Board noted that, while the Acquiring Fund is not an interval fund and does not currently offer to repurchase its shares from shareholders on a regular basis, the Combined Fund would adopt the Discount Management Program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year.

Consistency of Portfolio Management and Portfolio Composition. The Board noted that each Fund has the same investment adviser and that the Target Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. EGF is managed by a team of investment professionals led by Scott MacLellan, CFA, CMT, and Akiva Dickstein. The Acquiring Fund is managed by a team of investment professionals led by Matthew Kraeger and Nicholas Kramvis. Following the Reorganization, it is expected that the Combined Fund will be managed by Messrs. Kraeger and Kramvis. The Board also considered the portfolio composition of the Target Fund and the impact of the Reorganization on the Target Fund’s portfolio. The Board noted that it is not anticipated that there will be any significant disposition of the holdings in the Target Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization close, the Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than the Target Fund, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganization will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of the Target Fund. Upon consummation of the Reorganization, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. The Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. The Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

The Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. The Board noted that it is anticipated that shareholders of the Target Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional common shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. Any such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. The Board considered that capital loss carryforwards of the Combined Fund attributable to EGF will be subject to tax loss limitation rules by reason of EGF undergoing an “ownership change” in the Reorganization. The Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Target Fund’s capital loss carryforward loss per share. The Board considered that the ability of each Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by EGF’s shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of the Target Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Target Fund entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former EGF shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of the Target Fund on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from the Target Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from certain anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

Expected Costs of the Reorganization. The Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. The Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. Shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For EGF, the expenses of the Reorganization are estimated to be approximately $399,500. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $18,500. The Investment Advisor does not anticipate bearing any costs of the Reorganization. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. The Board also noted that the shareholders of the Funds will indirectly bear all of the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. The Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that the Target Fund’s shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of EGF’s common shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund common shares will generally not be issued to EGF shareholders in connection with the Reorganization, and EGF shareholders should expect to receive cash in lieu of such fractional common shares.

Effect on Shareholder Rights. The Board noted that EGF and the Acquiring Fund are each formed as a Maryland corporation. The Board also noted that the shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered alternatives to the Reorganization, including continuing to operate the Target Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. The Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of EGF as a separate fund in the BlackRock Fixed-Income Complex.

The Board noted that, if the Reorganization is consummated, the annual combined contractual investment management and administration fee rate of the Acquiring Fund will be the annual combined contractual investment management and administration fee rate of the Combined Fund, which will be 0.80% of the average weekly net assets of the Combined Fund. The annual combined contractual investment management and administration fee rate of the Combined Fund is lower than the annual contractual investment management fee rate for EGF, which includes administrative services provided by the Investment Advisor to EGF.

Conclusion. The Board, including the Independent Board Members, unanimously approved the Reorganization Agreement, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted with respect to NAV as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and the Target Fund’s shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board.

Terms of the Reorganization Agreement

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A to this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund, certain third-party consents, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties. The obligations of each Fund under the Reorganization Agreement are also subject to a condition that the Reorganization does not constitute a “business combination” with an “interested stockholder” of the Acquiring Fund or an “affiliate” of an “interested stockholder” of the Acquiring Fund (each as defined in Section 3-601 of the Maryland General Corporation Law (“MGCL”)) subject to Section 3-602 of the MGCL or, if it is determined to constitute such a business combination, an exemption under Section 3-603 of the MGCL applies.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to EGF common shareholders book-entry interests and cash in lieu of fractional shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of EGF common shares, respectively.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus delivered to EGF shareholders and any other materials required to be distributed to EGF shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

Shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For EGF, the expenses of the Reorganization are estimated to be approximately $399,500. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $18,500. The Investment Advisor does not anticipate bearing any costs of the Reorganization. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. The Board also noted that the shareholders of EGF will indirectly bear all of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

Appraisal Rights

Under Maryland law, except in limited circumstances, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of EGF and the Acquiring Fund, on the Record Date.

Description of Common Shares to Be Issued by the Acquiring Fund

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be substantially identical to the terms of the Acquiring Fund common shares that are currently outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Please see “Information about the Common Shares of the Funds” for additional information about the Funds’ common shares.

THE FUNDS

EGF and the Acquiring Fund are each formed as a Maryland corporation pursuant to its charter (the “Charter”) and governed by the laws of the State of Maryland. Each of EGF and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

EGF was formed as a Maryland corporation governed by the laws of the State of Maryland on August 11, 2005, and commenced operations on October 31, 2005. EGF is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental policy to make annual offers to repurchase between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, reduced by any applicable repurchase fee. Once each year, EGF will offer to repurchase at NAV, less any repurchase fee, no less than 5% and no more than 25% of the outstanding common shares of the Fund, unless such offer is suspended or postponed in accordance with applicable regulatory requirements. The offer to purchase common shares is a fundamental policy of EGF that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on April 22, 1988, and commenced operations on July 22, 1988. The Acquiring Fund is not an interval fund and does not currently offer to repurchase its shares from shareholders on a regular basis.

EGF’s shares are listed on the NYSE as “EGF.” The Acquiring Fund’s shares are listed on the NYSE as “BKT.”

Each of EGF and the Acquiring Fund has a December 31 fiscal year end.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Acquiring Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Acquiring Fund’s investments. The Acquiring Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Acquiring Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Acquiring Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Acquiring Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. The Acquiring Fund may invest directly in securities or synthetically through the use of derivatives. In addition, for hedging purposes, the Acquiring Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Acquiring Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Acquiring Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. The Acquiring Fund’s investments in derivatives will be counted toward the Acquiring Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

No more than 20% of the Acquiring Fund’s assets will be invested in other securities, all of which will have been determined by the Investment Advisor or the Sub-Advisor be of comparable credit quality.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Acquiring Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Acquiring Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Acquiring Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Investment Advisor and BIL will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Acquiring Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates. The Acquiring Fund’s yield will also be affected by the interest rates on instruments in which the Acquiring Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Acquiring Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Portfolio Contents and Techniques

The Acquiring Fund’s portfolio will be composed principally of the following investments. Additional information with respect to the Acquiring Fund’s investment policies and restrictions and certain of the Acquiring Fund’s portfolio investments is contained in the SAI.

Mortgage Related Securities

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) include structured debt obligations collateralized by pools of commercial (“CMBS”) or residential (“RMBS”) mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits (“REMICs”). The MBS in which the Acquiring Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Acquiring Fund may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Acquiring Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Acquiring Fund may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Acquiring Fund invests, the Acquiring Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Acquiring Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Mortgage pass-through securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or

FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Non-Agency RMBS. Non-agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Acquiring Fund or the price of the Acquiring Fund’s common shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Acquiring Fund may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the VA, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the

Secured Overnight Financing Rate (“SOFR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Acquiring Fund does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Acquiring Fund may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as SOFR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate debt instruments (“inverse floaters”) based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Acquiring Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities. Adjustable rate mortgages (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Acquiring Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Acquiring Fund may potentially reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Acquiring Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below A by Moody’s, S&P or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Acquiring Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage REITs. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, that meets the definitional requirements applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby generally eliminating corporate level U.S. federal income tax and effectively making the REIT a pass-through vehicle for U.S.

federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the 1940 Act.

Mortgage Related Derivative Instruments. The Acquiring Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Acquiring Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Acquiring Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities

Asset-backed securities (“ABS”) are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Acquiring Fund may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Acquiring Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Loan Obligations

A CLO is a structured debt security, issued by a financing company (generally called a special purpose vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPV. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Acquiring Fund may invest in the equity or residual portion of the capital structure of CLOs. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

U.S. Government Debt Securities

The Acquiring Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Restricted and Illiquid Investments

The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Acquiring Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Acquiring Fund’s assets in illiquid investments may restrict the ability of the Acquiring Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

Strategic Transactions and Other Management Techniques

In addition to the MBS derivatives discussed herein, the Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the debt securities markets, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the dollar-weighted average life of the Acquiring Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be speculative. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Acquiring Fund’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions

The Acquiring Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Acquiring Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Repurchase Agreements

The Acquiring Fund may enter into repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment.

In accordance with Rule 18f-4 under the 1940 Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Rolls

The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including to-be-announced (“TBA”) commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under “The Acquiring Fund’s Investments—Portfolio Contents and Techniques—When-Issued Securities, Delayed Delivery Securities and Forward Commitment Securities”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Other Investment Companies

The Acquiring Fund may invest in securities of other investment companies (including ETFs, business development companies and money market funds, including other investment companies managed by the Investment Advisor or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares (or preferred shares, should the Acquiring Fund determine to issue preferred shares in the future), or during periods when there is a shortage of attractive fixed income securities available in the market. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Acquiring Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies (except that it will not be subject to duplicate advisory fees with respect to other investment companies managed by the Investment Advisor or its affiliates). The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available equity and/or fixed-income securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Acquiring Fund may be subject to the extent it employs a leverage strategy. As described in the sections entitled “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund” and “The Acquiring Fund’s Investments—Leverage,” the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent the Acquiring Fund invests in other investment companies that are not managed by the Investment Advisor or its affiliates, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

The Acquiring Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Acquiring Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees (except that it will not be subject to duplicate advisory fees with respect to ETFs managed by the Investment Advisor or its affiliates). These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations.

The Acquiring Fund treats its investments in other investment companies that invest substantially all of their assets in fixed income securities as investments in fixed income securities.

Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period

During temporary defensive periods (e.g., times when, in the Advisors’ opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed income securities are available, or in connection with the termination of the Acquiring Fund) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares (or preferred shares, should the Acquiring Fund determine to issue preferred shares in the future) are being invested, the Acquiring Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Acquiring Fund may invest directly. See “Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities” in the SAI. The Advisors’ determination that they are temporarily unable to follow the Acquiring Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Acquiring Fund’s investment strategy is extremely limited or absent or in connection with the termination of the Acquiring Fund.

Securities Lending

The Acquiring Fund may lend portfolio securities to certain borrowers that the Investment Advisor determines to be creditworthy, including borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Acquiring Fund if, as a result, the aggregate value of all securities loans of the Acquiring Fund exceeds one-third of the value of the Acquiring Fund’s total assets (including the value of the collateral received). The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Acquiring Fund or through one or more joint accounts or money market funds, including those affiliated with the Investment Advisor; such investments are subject to investment risk.

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as securities lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”) acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor, pursuant to a written agreement (the “Securities Lending Agency Agreement”). BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Investment Advisor (the “collateral investment fees”); however, the securities lending agent has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Acquiring Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee.

To the extent that the Acquiring Fund invests cash collateral in a non-government money market fund, the Acquiring Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the Acquiring Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Acquiring Fund’s returns on securities lending.

Under the securities lending program, the Acquiring Fund is categorized into one of several specific asset classes. The determination of the Acquiring Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Acquiring Fund and BIM.

Pursuant to the current securities lending agreement, (i) if the Acquiring Fund were to engage in securities lending, the Acquiring Fund retains 82% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex (as defined in the SAI) in a calendar year exceeds a specified threshold, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Acquiring Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Short Sales

The Acquiring Fund may make short sales of securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Acquiring Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Acquiring Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities

The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis (including on a “TBA” (to be announced) basis) or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Board of New York, the Acquiring Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Leverage

The Acquiring Fund currently leverages its assets through the use of reverse repurchase agreements. The Acquiring Fund currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Under the 1940 Act, the Acquiring Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. “Managed Assets” means the total assets of the Acquiring Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than money borrowed for investment purposes).

The use of leverage, if employed, can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. A failure to pay dividends or make distributions due to leverage could result in the Acquiring Fund ceasing to qualify as a RIC under the Code. Any leveraging strategy the Acquiring Fund employs may not be successful.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 27.5% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 5.42%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 1.49% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Acquiring Fund. The table further reflects the use of leverage representing 27.5% of the Combined Fund’s total managed assets and the Combined Fund’s currently project annual leverage expenses of 5.42%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Common Share Total Return	(15.9)%	(9.0)%	(2.1)%	4.8%	11.7%

Common share total return is composed of two elements: the common share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund after paying for any leverage used by the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the interest the Combined Fund receives on its investments is entirely offset by losses in the value of those securities.

Reverse Repurchase Agreements

Borrowings may be made by the Acquiring Fund through reverse repurchase agreements under which the Acquiring Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at an agreed upon date and price. Such agreements are considered to be borrowings under the 1940 Act. The Acquiring Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

In accordance with Rule 18f-4 under the 1940 Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Credit Facility

The Acquiring Fund may borrow through a credit facility. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default.

The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Preferred Shares

The Acquiring Fund is permitted under the 1940 Act to leverage its portfolio by issuing preferred shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Acquiring Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Acquiring Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Acquiring Fund. The terms of such liquidity feature could require the Acquiring Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Acquiring Fund.

If preferred shares are issued, the Acquiring Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Acquiring Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Acquiring Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Acquiring Fund to incur related transaction costs and could result in capital losses to the Acquiring Fund. Prohibitions on dividends and other distributions on the common shares could impair the Acquiring Fund’s ability to qualify as a RIC under the Code. If the Acquiring Fund has preferred shares outstanding, two of the Directors will be elected by the holders of preferred shares voting separately as a class. The remaining Directors will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Acquiring Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors.

If the Acquiring Fund issues preferred shares, the Acquiring Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Acquiring Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Acquiring Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

Derivatives

The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Joint Proxy Statement/Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Joint Proxy Statement/Prospectus.

THE TARGET FUND’S INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies

The Target Fund’s investment objective is to provide stockholders with current income and gains. The Target Fund has an interval fund structure, pursuant to which the Target Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Fund’s outstanding shares. The Target Fund’s investment objective and interval fund structure are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act).

The Target Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities and other debt securities and on interest rate swaps (“swaptions”) held by the Target Fund in an effort to generate current gains from option premiums and to enhance the Target Fund’s risk-adjusted return (the “Option Strategy”).

Under normal market conditions, the Target Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. The Target Fund’s investments in derivatives will be counted toward the Target Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The 80% noted above is a non-fundamental policy and may be changed by the Board of Directors of the Target Fund provided that stockholders are provided with at least 60 days’ prior notice of any change as required by the rules under the 1940 Act.

The Target Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s or BBB or better by S&P or Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality (referred to herein as “other debt securities”). Securities rated in any of the four highest rating categories are known as “investment grade” securities. As part of its Option Strategy, the Target Fund may also write call options on these other debt securities.

The Target Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities, U.S. Government Agency securities and other debt securities. The Investment Advisor may adjust the average maturity of the Target Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

Most of the options written by the Target Fund will be traded over-the-counter although the Target Fund may utilize exchange-traded options as well. In general, the Target Fund will primarily write (sell) call options that are “European style,” meaning that the options may be exercised only on the expiration date. However, the Target Fund may from time to time write call options that are “American style,” meaning that the options may be exercised at any point up to and including the expiration date.

The Target Fund will generally write (sell) call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with an exercise price that is above the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale whereas at-the-money call options are options with an exercise price that is equal to the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale. In addition to providing possible gains through premiums, out-of-the-money call options allow the Target Fund to potentially benefit from appreciation in the U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Target Fund with respect to which the option was written, up to the exercise price. The Target Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the principal value of the underlying security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Target Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

The Target Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Target Fund reserves the right to sell call options of both longer and shorter terms.

The Investment Advisor will attempt to maintain for the Target Fund written call options positions on U.S. Government securities, U.S. Government Agency securities or other debt securities whose price movements, taken in the aggregate, are correlated with the price movements of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in the Target Fund’s portfolio. In doing so, the Investment Advisor will consider data relating to the Target Fund’s fixed income holdings, including interest rates, maturity and coupon rate. The Target Fund anticipates that it will write (sell) call options on a substantial portion of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in its portfolio.

The Target Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, options on swaps, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio. The Target Fund may also enter into derivatives transactions that in certain circumstances may produce effects similar to leverage.

The Target Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Target Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Target Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold its assets in cash. This might negatively affect the Target Fund’s ability to achieve its investment objective.

Portfolio Contents and Techniques

U.S. Government Securities and U.S. Government Agency Securities

The Target Fund may invest in all U.S. Government securities and U.S. Government Agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Administration. U.S. Government Agency securities, as used in this Joint Proxy Statement/Prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Target Fund will invest in obligations issued by these instrumentalities only where the Target Fund is satisfied that the credit risk with respect to the issuers is minimal.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs

(“VA”). MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Non-U.S. Government Debt Securities

The Target Fund may invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers that are rated investment grade. The corporate debt securities in which the Target Fund may invest include commercial paper, notes, corporate bonds, debentures, corporate loans, money market securities and other similar types of securities or instruments issued by U.S. and foreign corporations and other entities. Other debt securities in which the Target Fund may invest include securities issued or guaranteed by a foreign government or supranational entity, mortgage-backed securities and asset-backed securities. These securities may be of any maturity or duration. The value of debt securities can be expected to vary inversely with interest rates.

Investment grade securities are obligations rated at the time of purchase within the four highest quality ratings as determined by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s or BBB or better by S&P or Fitch). In the case of commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade ratings category (BBB and A-3 for S&P; Baa and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade” may have certain speculative characteristics. For example, their prices may be more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited than higher rated securities. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of debt securities with respect to the foregoing requirements, the Investment Advisor may take into account the nature of any letters of credit or similar credit enhancement to which the particular debt security is entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Target Fund may invest.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Corporate Loans. The Target Fund may invest in corporate loans. Usually, they are freely callable at the issuer’s option. The Target Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). The Target Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Target Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Target Fund having a contractual relationship only with the Lender, not with the borrower. The Target Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Target Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Target Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Target Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Target Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Target Fund will acquire Participations only if the Lender interpositioned between the Target Fund and the borrower is determined by the Advisors to be creditworthy. When the Target Fund purchases Assignments from Lenders, the Target Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Target Fund may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby the Target Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued, Delayed Delivery and Forward Commitment Securities” below.

The Target Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments may lack sufficient liquidity, and therefore the Target Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a sufficiently liquid secondary market may have an adverse impact on the value of such instruments and on the Target Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Leading financial institutions often act as agent for a broader group of Lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Target Fund may not recover its investment or recovery may be delayed.

The Loans in which the Target Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Target Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Target Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Sovereign Governmental and Supranational Debt. The Target Fund may invest in all types of debt securities of governmental issuers in all countries, including foreign countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries; debt securities issued by government owned, controlled or sponsored entities located in foreign countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Target Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Target Fund to suffer a loss of interest or principal on any of its holdings.

Options

Call Options. In connection with the Option Strategy, the Target Fund will write (i.e., sell) covered call options on U.S. Government securities, U.S. Government Agency securities and other debt securities or baskets of such securities and may enter into closing purchase transactions with respect to certain of such options. The Target Fund may also write covered call options on other securities or instruments in which it invests, including swap transactions. A covered call option is an option in which the Target Fund, in return for a premium, gives another party a right to buy specified securities owned by the Target Fund at a specified future date and price set at the time of the contract. The principal reason for writing covered call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Writing covered call options also serves as a partial hedge against declines in the price of the underlying security, to the extent of the premium received. By writing covered call options, the Target Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Target Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Target Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Target Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.

In addition to employing the Option Strategy, the Target Fund may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Target Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Target Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Target Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Target Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Target Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Target Fund will lose the difference.

In addition to employing the Option Strategy, the Target Fund may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Target Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Target Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Put Options. The Target Fund may purchase put options. By buying a put option, the Target Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Target Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Target Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

The Target Fund also may write (i.e., sell) put options on securities or instruments in which it may invest but that the Target Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option as collateral. The principal reason for writing such put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Target Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Target Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

The Target Fund will not sell puts if, as a result, more than 50% of the Target Fund’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Target Fund may be required to buy the underlying security at a price higher than the current market price.

Investments in Non-U.S. Securities

The Target Fund may invest up to 20% of its net assets in non-U.S. Government debt securities of non-U.S. issuers (Non-U.S. Securities), including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest ratings categories by S&P, Moody’s or Fitch or, if unrated, are considered by the Investment Advisor to be of comparable quality.

These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Target Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest or dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments

The Target Fund may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Target Fund invests significantly in one country. Less information about emerging market issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Emerging markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Investment Advisor may not be able to sell the Target Fund’s portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging market countries and their securities markets.

Indexed and Inverse Securities

The Target Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Target Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Interest Rate Transactions

The Target Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Target Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Target Fund anticipates purchasing at a later date and/or to hedge against increases in the Target Fund’s costs associated with any leverage strategy. The Target Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Target Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

For example, if the Target Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Target Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Target Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Target Fund from a reduction in yield due to falling interest rates and may permit the Target Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Target Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Target Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Target Fund will accrue the net amount of the excess, if any, of the Target Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Target Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Target Fund or that the Target Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Target Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Target Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Swaps

The Target Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Target Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Target Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Target Fund).

Whether the Target Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Investment Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Target Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Target Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Target Fund’s ability to use swap agreements. It is possible that developments in the swap market, including government regulation, could adversely affect the Target Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaptions

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Target Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Target Fund may incur a greater degree of risk when it writes a swaption than it would incur when it purchases a swaption with the same terms. When the Target Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Target Fund writes a swaption, upon exercise of the option the Target Fund will become obligated according to the terms of the underlying agreement, and the Target Fund could be exposed to losses in excess of the amount of premium it received from the purchaser of the swaption.

Financial Futures and Options

Financial Futures Transactions and Options. The Target Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Target Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Target Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Target Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (the “CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed sale transaction.

The Target Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Target Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Target Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and securities in which the Target Fund invests to make such hedging appropriate.

Futures Strategies. The Target Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Target Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Target Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Target Fund’s investments that are being hedged. While the Target Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Target Fund’s investments being hedged. In addition, the ability of the Target Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Target Fund. Employing futures as a hedge also may permit the Target Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Target Fund intends to purchase a security, the Target Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Target Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Target Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Target Fund may purchase a call option on a futures contract to hedge against a market advance when the Target Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Target Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Target Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Target Fund may purchase a put option on a futures contract to hedge the Target Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Target Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Target Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

Additional Information About Options. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Target Fund will experience a loss in the amount of the option premium plus any commissions paid by the Target Fund. When the Target Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Target Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Target Fund may purchase and sell exchange-listed options and over-the-counter options (“OTC options”) which are privately negotiated with the counterparty. Listed options are issued by the OCC, which acts as the central counterparty to the parties to such options.

The Target Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Target Fund. With uncleared OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Target Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Target Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Target Fund may be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The hours of trading for options may not conform to the hours during which the underlying securities are traded or the hours of trading relevant to the determination of an index or other reference level. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot immediately be reflected in the option markets.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Target Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Target Fund’s common shares if the Target Fund invests in hybrid instruments.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Target Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Target Fund currently is not subject.

The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Target Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Target Fund being in a worse position than if such transactions had not been used.

Certain provisions of the Code may restrict or affect the ability of the Target Fund to engage in Strategic Transactions.

Credit Default Swaps

The Target Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Target Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Target Fund may be either the buyer or seller in the transaction. If the

Target Fund is a buyer and no credit event occurs, the Target Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Target Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Target Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Target Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

Credit default swap agreements involve greater risks than if the Target Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Target Fund’s ability to successfully use credit derivatives.

Total Return Swaps

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Target Fund’s portfolio because, in addition to its Managed Assets (as defined in the prospectus), the Target Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

Total return swap agreements are subject to market risk as well as the risk that a counterparty will default on its payment obligations to the Target Fund thereunder. Swap agreements also bear the risk that the Target Fund will not be able to meet its obligation to the counterparty. Generally, the Target Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Target Fund receiving or paying, as the case may be, only the net amount of the two payments).

Credit Linked Fund Certificates

Among the income producing securities in which the Target Fund may invest are credit linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of securities or derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Target Fund may invest in credit linked trust certificates as a cash management tool in order to gain exposure to certain equity or fixed income markets and/or to remain fully invested when more traditional securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

Like an investment in a bond, investments in these credit linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced obligation. This, in turn, would reduce the amount of income and principal that the Target Fund would receive as an investor in the trust. The Target Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, total return and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Short Sales

The Target Fund may make short sales of securities. A short sale is a transaction in which the Target Fund sells a security it does not own in anticipation that the market price of that security will decline. The Target Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain.

When the Target Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Target Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender.

The Target Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. government securities or other liquid assets. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Target Fund on such security, the Target Fund may not receive any payments (including interest) on its collateral deposited with such securities lender.

If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss; conversely, if the price declines, the Target Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Target Fund may also make short sales “against the box.” Short sales, even if covered, may represent a form of leverage and will create risks. In this type of short sale, at the time of the sale, the Target Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Target Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Foreign Exchange Transactions

The Target Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”). Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Target Fund, sold by the Target Fund but not yet delivered, or committed or anticipated to be purchased by the Target Fund. As an illustration, the Target Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Target Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Target Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Target Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Target Fund are considered to constitute hedging transactions. The Target Fund may not attempt to hedge any or all of its foreign portfolio positions.

Strategic Transactions

Although the Target Fund does not currently utilize leverage, it has utilized leverage in the form of reverse repurchase agreements in recent years and may leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Target Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Target Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Target Fund securities.

The Target Fund may enter into derivative securities transactions that have leverage embedded in them.

Repurchase Agreements and Purchase and Sale Contracts

The Target Fund may enter into repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Target Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Target Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Target Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Target Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Target Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Target Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Target Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Securities Lending

The Target Fund may lend portfolio securities to certain borrowers that the Investment Advisor determines to be creditworthy, including borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Target Fund if, as a result, the aggregate value of all securities loans of the Target Fund exceeds one-third of the value of the Target Fund’s total assets (including the value of the collateral received). The Target Fund may terminate a loan at any time and obtain the return of the securities loaned. The Target Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Target Fund is compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Target Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Target Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Target Fund or through one or more joint accounts or money market funds, including those affiliated with the Investment Advisor; such investments are subject to investment risk.

To the extent that the Target Fund engages in securities lending, the Target Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Target Fund and to retain an affiliate of the Target Fund as securities lending agent. To the extent that the Target Fund engages in securities lending, BIM acts as securities lending agent for the Target Fund, subject to the overall supervision of the Investment Advisor, pursuant to the Securities Lending Agency Agreement. BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent the Target Fund engages in securities lending, the Target Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Target Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Investment Advisor (the “collateral investment fees”); however, the securities lending agent has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Target Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee.

To the extent that the Target Fund invests cash collateral in a non-government money market fund, the Target Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the Target Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Target Fund’s returns on securities lending.

Under the securities lending program, the Target Fund is categorized into one of several specific asset classes. The determination of the Target Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Target Fund and BIM.

Pursuant to the current securities lending agreement, (i) if the Target Fund were to engage in securities lending, the Target Fund retains 82% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex (as defined in the SAI) in a calendar year exceeds a specified threshold, the Target Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Target Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Restricted and Illiquid Investments

The Target Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Target Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Target Fund’s assets in illiquid investments may restrict the ability of the Target Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Target Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Target Fund may also purchase or sell securities on a delayed delivery basis. The Target Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Target Fund enters into the commitment and the value of the securities will thereafter be reflected in the Target Fund’s NAV. The Target Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Target Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Target Fund’s purchase price. The Target Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Target Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Target Fund on the settlement date. In these cases the Target Fund may realize a taxable capital gain or loss.

When the Target Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Target Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Target Fund starting on the day the Target Fund agrees to purchase the securities. The Target Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Target Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Target Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule 18f-4 Under the 1940 Act” in the SAI.

Standby Commitment Agreements

The Target Fund from time to time may enter into standby commitment agreements. Such agreements commit the Target Fund, for a stated period of time, to purchase a stated amount of a fixed-income security that may be issued and sold to the Target Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Target Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Target Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Target Fund. The Target Fund at all times will designate on its books and records cash or other liquid assets with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Target Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Target Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Leverage

Although the Target Fund does not currently utilize leverage, it has utilized leverage in the form of reverse repurchase agreements in recent years and may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Target Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The proceeds from any leverage will be invested in accordance with the investment objectives of the Target Fund. The expenses of any leverage will be borne by the Target Fund and will reduce the net asset value of its common stock. No assurance can be given that the Target Fund will not leverage its portfolio.

During periods when the Target Fund has outstanding borrowings for leverage or preferred stock or debt securities outstanding, the fees paid to the Investment Advisor for investment advisory and management services will be higher than if the Target Fund did not borrow or issue preferred stock or debt securities because the fees paid will be calculated on the basis of an aggregate of: (i) the Target Fund’s average daily net assets (including proceeds from the sale of preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Consequently, the Target Fund and the Investment Advisor may have differing interests in determining whether to leverage the Target Fund’s assets. The Board will monitor this potential conflict. The Target Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Target Fund securities. The Target Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Any use of leverage by the Target Fund will be premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Target Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock or debt securities. Such difference in return may result from the short term nature of the Target Fund’s borrowing compared to the longer term nature of its investments. Because the total assets of the Target Fund (including the assets obtained from leverage) generally are expected to be invested in portfolio investments that will provide a higher return, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect any decline in the value of portfolio holdings resulting therefrom.

Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Target Fund’s total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Target Fund’s return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Target Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Advisor in its best judgment nevertheless may determine to maintain the Target Fund’s leveraged position if it expects that the benefits to the Target Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. The Target Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred stock involves offering expenses and other costs and may limit the Target Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock or debt securities create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Target Fund’s exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred stock or debt offering proceeds exceeds the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of the Target Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Target Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Target Fund’s ability to pay dividends and distributions on the common stock in certain instances. The Target Fund also may be required to pledge its assets to the lenders in connection with certain types of Investment Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Target Fund’s portfolio in accordance with the Target Fund’s investment objectives and policies. However, due to these covenants or restrictions, the Target Fund may be forced to liquidate investments at times and at prices that are not favorable to the Target Fund, or the Target Fund may be forced to forgo investments that the Investment Advisor otherwise views as favorable. The Target Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred stock issued by the Target Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Target Fund’s portfolio in accordance with the Target Fund’s investment objectives and policies.

Under the 1940 Act, the Target Fund is not permitted to incur indebtedness unless immediately after such incurrence the Target Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3 % of the value of the Target Fund’s total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Target Fund may not declare any dividend (except a dividend payable in capital stock of the Target Fund) or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Target Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Target Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the Target Fund has an asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Target Fund’s total assets, as calculated immediately after the issuance of such preferred stock). In addition, the Target Fund is not permitted to declare any dividend (except a dividend payable in common stock of the Target Fund) or other distribution on its common stock unless, at the time of such declaration, the Target Fund has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Target Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain an asset coverage of any preferred stock of at least 200%.

With respect to borrowings or indebtedness, “asset coverage” under the 1940 Act means the ratio which the value of the Target Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings or indebtedness of the Target Fund. With respect to preferred stock, “asset coverage” under the 1940 Act means the ratio which the value of the Target Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred stock. Under the 1940 Act, the involuntary liquidation preference of a preferred stock is the amount to which such preferred stock would be entitled on involuntary liquidation of the Target Fund in preference to a security junior to it (i.e., the common stock).

The Target Fund’s willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Advisor’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Until the Target Fund borrows or issues shares of preferred stock, the Target Fund’s common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Target Fund’s investment objectives and policies.

MANAGEMENT OF THE FUNDS

The Board of Directors and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisor and Sub-Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. BlackRock International Limited serves as the sub-adviser for the Acquiring Fund and is expected to continue to serve as the sub-adviser for the Combined Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. EGF currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.85% of the average daily value of its Managed Assets. For purposes of calculating the Target Fund’s management fee, “Managed Assets” means the aggregate of (i) the average daily value of its net assets, which are the total assets of the Target Fund minus the sum of its accrued liabilities, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual combined contractual investment management and contractual administration fee rate of 0.80% of its average weekly net assets (comprised of an annual contractual investment management fee rate of 0.65% of its average weekly net assets and an annual contractual administration fee rate of 0.15% average weekly net assets). For purposes of calculating the Acquiring Fund’s investment management fee and administration fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). For the Acquiring Fund, the combined investment management and administration fee rate is being used for comparison purposes because, unlike the Acquiring Fund, the contractual investment management fee rate for EGF includes administrative services provided by the Investment Advisor to EGF and EGF does not pay separate administration fees.

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to EGF, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fee equal to an annual rate of 0.30% of the average daily Managed Assets (as defined above) of EGF pursuant to the EGF Voluntary Waiver. The EGF Voluntary Waiver may be reduced or discontinued at any time.

If the Reorganization is consummated, the annual contractual investment management fee rate and administration fee rate of the Acquiring Fund will be the annual contractual investment management fee rate and administration fee rate of the Combined Fund, which will be 0.65% and 0.15%, respectively, of the average weekly net assets of the Combined Fund. The combined annual contractual investment management fee rate and administration fee rate of the

Combined Fund is the same as the combined annual contractual investment management fee rate and administration fee rate for the Acquiring Fund and lower than the annual contractual investment management fee rate for EGF, which includes administrative services provided by the Investment Advisor to EGF.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual combined investment management and administration fee rate and actual combined investment management and administration fee rate over net assets are each expected to be in the first quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of each Fund’s Investment Management Agreement by the Board of the Fund and the Sub-Advisory Agreement by the Board of the Acquiring Fund is provided in such Fund’s semi-annual report for such Fund’s fiscal period ended June 30, 2024, available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BIL, located at Edinburgh, EH3 8BL, United Kingdom, are wholly-owned subsidiaries of BlackRock, Inc. (“BlackRock”). BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2024 BlackRock’s assets under management were approximately $11.6 trillion. BlackRock has over 30 years of experience managing closed-end products and, as of December 31, 2024, advised a registered closed-end family of 51 exchange-listed active funds with approximately $45 billion in managed assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, exchange-traded funds, and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York, BlackRock operates in over 30 countries and 70 offices, as of December 31, 2024, across the Americas, Europe, Asia-Pacific, the Middle East, and Africa.

Portfolio Management

EGF is managed by a team of investment professionals led by Scott MacLellan, CFA, CMT, and Akiva Dickstein. Messrs. MacLellan and Dickstein are the Fund’s portfolio managers and are responsible for the day-to-day management of EGF’s portfolio and the selection of its investments. Messrs. MacLellan and Dickstein have been part of EGF’s portfolio management team since 2018 and 2020, respectively.

The biography of each portfolio manager of EGF is set forth below:

Portfolio Manager	Biography
Scott MacLellan, CFA, CMT	Managing Director of BlackRock since 2022; Director of BlackRock from 2010 to 2021; Vice President of BlackRock from 2007 to 2009.

Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

The Acquiring Fund is managed by a team of investment professionals comprised of Matthew Kraeger, Managing Director at BlackRock, and Nicholas Kramvis, Director at BlackRock. Messrs. Kraeger and Kramvis are the Acquiring Fund’s co-portfolio managers and are responsible for the day-to-day management of the Acquiring Fund’s portfolio, which includes setting the Acquiring Fund’s overall investment strategy, overseeing the management of the Acquiring Fund and/or selection of its investments. Messrs. Kraeger and Kramvis have been part of the Fund’s portfolio management team since 2016 and 2023, respectively.

The biography of each portfolio manager of the Acquiring Fund is set forth below:

Portfolio Manager	Biography
Matthew Kraeger	Managing Director of BlackRock since 2015; Director of BlackRock from 2009 to 2014; Vice President of BlackRock from 2006 to 2008; Associate of BlackRock from 2002 to 2005.

Nicholas Kramvis	Director at BlackRock since 2016; Vice President at Barclays from 2008-2016; started his career at Lehman Brothers in 2007.

Following the Reorganization, it is expected that the Combined Fund will be managed by Messrs. Kraeger and Kramvis.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

Neither of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each common share held by them and do not have any preemptive or preferential right to purchase or subscribe to any common shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding EGF and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of December 31, 2024.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Target Fund (EGF)	Common Shares	200,000,000	0	3,551,598
Acquiring Fund (BKT)	Common Shares	200,000,000	0	21,307,672

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years, along with the NAV and discount or premium to NAV for each quotation.

EGF	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
12/31/2024	$10.49	$9.58	$10.16	$10.05	3.25%	(4.68)%
9/30/2024	$10.30	$9.29	$10.30	$10.01	0.00%	(7.24)%
6/30/2024	$9.45	$9.09	$10.14	$9.89	(6.80)%	(8.14)%
3/31/2024	$10.00	$9.33	$10.28	$10.12	(2.72)%	(7.81)%
12/31/2023	$9.85	$9.06	$9.94	$9.64	(0.91)%	(6.04)%
9/30/2023	$10.10	$9.53	$10.34	$10.21	(2.32)%	(6.66)%
6/30/2023	$10.35	$9.55	$10.54	$10.34	(1.80)%	(7.64)%
3/31/2023	$10.40	$9.45	$10.65	$10.38	(2.35)%	(8.98)%

Acquiring Fund (BKT)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
12/31/2024	$12.53	$11.39	$12.70	$11.76	(1.34)%	(3.15)%
9/30/2024	$12.61	$11.77	$12.82	$11.97	(1.64)%	(1.67)%
6/30/2024	$11.93	$11.12	$12.06	$11.75	(1.08)%	(5.36)%
3/31/2024	$12.36	$11.73	$12.73	$12.19	(2.95)%	(3.77)%
12/31/2023	$12.60	$10.56	$12.81	$11.52	(1.64)%	(8.33)%
9/30/2023	$12.32	$11.15	$12.83	$11.95	(3.98)%	(6.69)%
6/30/2023	$12.87	$12.12	$13.56	$12.72	(5.09)%	(4.72)%
3/31/2023	$13.27	$12.39	$13.73	$12.97	(3.35)%	(4.47)%

For the periods shown in the tables above, the common shares of each Fund have traded at a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of January 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
EGF	$ 9.63	$ 9.94	(3.12)%
Acquiring Fund (BKT)	$ 11.62	$ 11.77	(1.27)%

To the extent EGF’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent EGF’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, EGF’s common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of EGF will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

If the Reorganization is approved by EGF shareholders, effective upon Closing the Combined Fund will adopt the Discount Management Program under which the Combined Fund will intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during the 12-week period ending September 30th of each calendar year (previously defined as the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not indicate or guarantee how its common shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the common shares, when sold, may be worth more or less than the original cost.

Current performance may be lower or higher than the performance quoted, and numbers may reflect small variances due to rounding. Standardized performance and performance data current to the most recent month end may be obtained by visiting the “Closed-End Funds” section of www.blackrock.com. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Average Annual Total Returns as of December 31, 2024

					Annualized Rates of Return
		Trailing 12-month Distribution Yield based on December 31, 2024 NAV	One Year ended December 31, 2024 based on NAV	One Year ended December 31, 2024 based on Market Price	Five Year ended December 31, 2024 based on NAV	Five Year ended December 31, 2024 based on Market Price	Ten Year ended December 31, 2024 based on NAV	Ten Year ended December 31, 2024 based on Market Price
BlackRock Enhanced Government Fund, Inc.	EGF	4.94%	1.00%	4.96%	-1.78%	-1.67%	0.04%	0.30%
BlackRock Income Trust, Inc.	BKT	8.94%	1.32%	3.29%	-1.65%	-1.34%	0.83%	1.68%

FINANCIAL HIGHLIGHTS

BlackRock Enhanced Government Fund, Inc. (EGF)

The Financial Highlights table is intended to help you understand EGF’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of EGF. The total returns in the table represent the rate an investor would have earned or lost on an investment in EGF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the fiscal years ended 2023, 2022, 2021, 2020 and 2019 shown has been audited by Deloitte & Touche LLP, EGF’s independent registered public accounting firm. The information for the period ended June 30, 2024 is unaudited. Financial statements for the fiscal year ended December 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in EGF’s Annual Report for the fiscal year ended December 31, 2023 and the unaudited financial statements for the period ended June 30, 2024 appear in EGF’s Semi-Annual Report for the fiscal period ended June 30, 2024, each of which is available upon request.

Please see next page for Financial Highlights Table

EGF Financial Highlights

(For a share outstanding throughout each period)

	EGF
	Six Months Ended 06/30/24 (unaudited)		Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Net asset value, beginning of period	$10.34		$10.38	$12.74	$13.34	$13.52	$13.48
Net investment income(a)	0.19		0.33	0.27	0.29	0.33	0.33
Net realized and unrealized gain (loss)(b)	(0.21)		0.12	(2.18)	(0.40)	(0.02)	0.20
Net increase (decrease) from investment operations	(0.02)		0.45	(1.91)	(0.11)	0.31	0.53
Distributions(c)
From net investment income	(0.25	)(d)	(0.32)	(0.26)	(0.30)	(0.33)	(0.30)
Return of capital	—		(0.17)	(0.19)	(0.19)	(0.16)	(0.19)
Total distributions	(0.25)		(0.49)	(0.45)	(0.49)	(0.49)	(0.49)
Net asset value, end of period	$10.07		$10.34	$10.38	$12.74	$13.34	$13.52
Market price, end of period	$9.34		$9.73	$9.68	$12.57	$13.46	$13.15
Total Return(e)
Based on net asset value	(0.06	)%(f)	4.66%	(14.92)%	(0.75)%	2.41%	4.13%
Based on market price	(1.50	)%(f)	5.60%	(19.59)%	(2.94)%	6.25%	5.18%
Ratios to Average Net Assets(g)
Total expenses	1.33	%(h)	1.92%	2.17%	1.38%	1.37%	1.90%
Total expenses after fees waived and/or reimbursed	1.03	%(h)	1.57%	1.74%	1.02%	1.02%	1.52%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.03	%(h)	1.08%	1.14%	1.00%	0.93%	0.97%
Net investment income	3.72	%(h)	3.17%	2.37%	2.21%	2.45%	2.44%
Supplemental Data
Net assets, end of period (000)	$37,662		$38,651	$40,865	$52,788	$56,832	$64,004
Borrowings outstanding, end of period (000)	$—		$—	$18,178	$12,336	$10,952	$16,258
Portfolio turnover rate(i)	66%		148%	181%	116%	3%	17%

(a)	Based on average shares outstanding.

(b)

Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.01 for each of the years ended December 31, 2023, 2022, 2021 and $0.03 for each of the years ended December 31, 2019 and 2020.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	47%	87%	121%	57%	3%	17%

	EGF
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$13.96	$13.88		$14.29	$14.97	$15.13
Net investment income(a)	0.30	0.28		0.36	0.41	0.49
Net realized and unrealized gain (loss)(b)	(0.29)	0.28		(0.24)	(0.47)	0.01
Net increase (decrease) from investment operations	0.01	0.56		0.12	(0.06)	0.50
Distributions(c)
From net investment income	(0.31)	(0.33)		(0.40)	(0.42)	(0.36)
From return of capital	(0.18)	(0.16)		(0.13)	(0.20)	(0.30)
Total distributions	(0.49)	(0.49)		(0.53)	(0.62)	(0.66)
Capital contributions(d)	—	0.01		—	—	—
Net asset value, end of year	$13.48	$13.96		$13.88	$14.29	$14.97
Market price, end of year	$12.98	$13.40		$13.20	$13.65	$14.26
Total Return(e)
Based on net asset value	0.27%	4.32	%(f)	0.98%	(0.18)%	3.65%
Based on market price	0.59%	5.29%		0.54%	0.10%	7.08%
Ratios to Average Net Assets
Total expenses	1.53%	1.40%		1.46%	1.34%	1.43%
Total expenses after fees waived and/or reimbursed	1.18%	1.03%		1.06%	1.04%	1.20%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%	0.85%		0.92%	0.99%	1.16%
Net investment income	2.17%	2.02%		2.53%	2.83%	3.22%
Supplemental Data
Net assets, end of year (000)	$70,901	$81,612		$90,131	$103,101	$120,046
Borrowings outstanding, end of year (000)	$15,635	$16,480		$22,805	$30,319	$57,458
Portfolio turnover rate(g)	70%	—	%(h)	63%	114%	86%

(a)	Based on average shares outstanding.

(b)	Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.03 for each of the years ended December 31, 2014 through December 31, 2018.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Payment received related to certain shareholder transactions.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 4.24%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	68%	—%	29%	68%	42%

(h)	Percentage is less than 1%.

BlackRock Income Trust, Inc. (BKT)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the fiscal years ended 2023, 2022, 2021, 2020 and 2019 shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. The information for the period ended June 30, 2024 is unaudited. Financial statements for the fiscal year ended December 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2023 and the unaudited financial statements for the period ended June 30, 2024 appear in the Acquiring Fund’s Semi-Annual Report for the fiscal period ended June 30, 2024, each of which is available upon request.

Please see next page for Financial Highlights Table

The Acquiring Fund (BKT) Financial Highlights

(For a share outstanding throughout each period)

	BKT
	Six Months Ended 06/30/24 (unaudited)		Year Ended 12/31/23	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)	Year Ended 12/31/19 (a)
Net asset value, beginning of period	$12.73		$13.10	$16.94	$18.54	$18.89	$18.75
Net investment income(b)	0.18		0.32	0.43	0.70	0.86	0.75
Net realized and unrealized gain (loss)	(0.32)		0.37	(3.24)	(1.06)	0.02	0.63
Net increase (decrease) from investment operations	(0.14)		0.69	(2.81)	(0.36)	0.88	1.38
Distributions(c)
From net investment income	(0.53	)(d)	(0.39)	(0.49)	(0.89)	(1.01)	(0.89)
Return of capital	—		(0.67)	(0.54)	(0.35)	(0.22)	(0.35)
Total distributions	(0.53)		(1.06)	(1.03)	(1.24)	(1.23)	(1.24)
Net asset value, end of period	$12.06		$12.73	$13.10	$16.94	$18.54	$18.89
Market price, end of period	$11.93		$12.18	$12.34	$16.95	$18.21	$18.15
Total Return(e)
Based on net asset value	(0.95	)%(f)	6.03%	(16.67)%	(2.01)%	4.92%	7.91%
Based on market price	2.41	%(f)	7.69%	(21.50)%	(0.23)%	7.31%	14.83%
Ratios to Average Net Assets(g)
Total expenses	3.12	%(h)	3.23%	1.65%	0.94%	1.18%	2.06%
Total expenses after fees waived and/or reimbursed	3.12	%(h)	3.23%	1.64%	0.94%	1.18%	2.06%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(h)	0.92%	0.95%	0.90%	0.89%	0.94%
Net investment income	2.97	%(h)	2.50%	2.94%	3.91%	4.55%	3.95%

	BKT
	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)	Year Ended 12/31/19 (a)
Supplemental Data
Net assets, end of period (000)	$256,954	$271,329	$279,035	$360,752	$394,195	$401,715
Borrowings outstanding, end of period (000)	$76,035	$111,020	$115,764	$115,184	$156,936	$175,655
Portfolio turnover rate(i)	110%	221%	237%	248%	69%	255%

(a)

Per share operating performance amounts have been adjusted to reflect a 1-for-3 reverse stock split prior to the open of trading on the NYSE on October 18, 2022 for common stockholders of record as of the close of business on October 17, 2022.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	51%	106%	122%	119%	31%	136%

	BKT
	Period from 09/01/18 to 12/31/18		Year Ended August 31,
			2018	2017	2016	2015		2014
Net asset value, beginning of period	$6.31		$6.74	$6.96	$7.08	$7.27		$7.32
Net investment income(a)	0.08		0.24	0.25	0.28	0.32		0.35
Net realized and unrealized gain (loss)	0.03		(0.34)	(0.15)	(0.05)	(0.11)		0.03
Net increase (decrease) from investment operations	0.11		(0.10)	0.10	0.23	0.21		0.38
Distributions(b)
From net investment income	(0.13)		(0.30)	(0.32)	(0.35)	(0.40)		(0.43)
From return of capital	(0.04)		(0.03)	—	—	—		—
Total distributions	(0.17)		(0.33)	(0.32)	(0.35)	(0.40)		(0.43)
Net asset value, end of period	$6.25		$6.31	$6.74	$6.96	$7.08		$7.27
Market price, end of period	$5.64		$5.77	$6.31	$6.60	$6.30		$6.42
Total Return(c)
Based on net asset value	2.06	%(d)	(1.14)%	1.82%	3.64%	3.56%		6.05%
Based on market price	0.72	%(d)	(3.44)%	0.53%	10.44%	4.35%		7.12%
Ratios to Average Net Assets(e)
Total expenses	2.08	%(f)(g)	1.79%	1.29%	1.08%	0.99	%(h)	1.02	%(h)
Total expenses after fees waived and/or reimbursed	2.08	%(f)	1.79%	1.28%	1.08%	0.99	%(h)	1.02	%(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.99	%(f)	1.04%	0.90%	0.89%	0.90	%(h)	0.96	%(h)
Net investment income	4.04	%(f)	3.72%	3.63%	4.01%	4.48%		4.74%
Supplemental Data
Net assets, end of period (000)	$398,629		$402,763	$430,830	$444,882	$452,616		$464,933
Borrowings outstanding, end of period (000)	$186,799		$186,441	$185,769	$152,859	$173,695		$205,415
Portfolio turnover rate(i)	95%		373%	346%	141%	191%		256%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/18 to 12/31/18	Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—	0.01%	0.01%	—	—	—

(f)	Annualized.
(g)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(h)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Period from 09/01/18 to 12/31/18	Year Ended August 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	45%	181%	161%	63%	78%	125

DIVIDENDS AND DISTRIBUTIONS

General

The Acquiring Fund distributes to shareholders monthly dividends of net investment income and all or a portion of net short-term capital gains. The Acquiring Fund will pay shareholders at least annually all or substantially all of its investment company taxable income. The 1940 Act generally limits the Acquiring Fund to one capital gain distribution per year, subject to certain exceptions, including as discussed below in connection with the Distribution Plan.

The Acquiring Fund has adopted a plan to support a level distribution of income, capital gains and/or return of capital (the “Distribution Plan”). The Distribution Plan has been approved by the Board and is consistent with the Acquiring Fund’s investment objective and policies. The fixed amount distributed per share is subject to change at the discretion of the Board. The Acquiring Fund is currently not relying on any exemptive relief from Section 19(b) of the 1940 Act. Under its Distribution Plan, the Acquiring Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Acquiring Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Acquiring Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Acquiring Fund’s shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Acquiring Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act. Shareholders should not draw any conclusions about the Acquiring Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan. The Acquiring Fund’s total return performance on NAV will be presented in its financial highlights table, which will be available in the Acquiring Fund’s shareholder reports, every six-months.

The Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Acquiring Fund or its shareholders. The suspension or termination of the Distribution Plan could have the effect of creating a trading discount (if the Acquiring Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Acquiring Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please see “Risks” for a more complete description of the Acquiring Fund’s risks.

Various factors will affect the level of the Acquiring Fund’s income, including the asset mix and the Acquiring Fund’s use of hedging. To permit the Acquiring Fund to maintain a more stable monthly distribution, the Acquiring Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the amount of income actually earned by the Acquiring Fund during that period. Undistributed income will add to the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed income will reduce the Acquiring Fund’s NAV. The Acquiring Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

Under normal market conditions, the Investment Advisor seeks to manage the Acquiring Fund in a manner such that the Acquiring Fund’s distributions are reflective of the Acquiring Fund’s current and projected earnings levels. The distribution level of the Acquiring Fund is subject to change based upon a number of factors, including the current and projected level of the Acquiring Fund’s earnings, and may fluctuate over time.

The Acquiring Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Acquiring Fund issued by the Acquiring Fund or purchased in the open market in accordance with the Acquiring Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income

If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such common Fund’s shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former EGF shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. See “Dividends and Distributions.” Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from certain anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

Tax Treatment of Distributions

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a fiscal year in an amount that exceeds the Acquiring Fund’s earnings and profits for U.S. federal income tax purposes. In such situations, the amount by which the Fund’s total distributions exceed earnings and profits would generally be treated as a return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Acquiring Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Acquiring Fund’s common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Acquiring Fund declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Acquiring Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

NET ASSET VALUE

Valuation of assets held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless the Investment Advisor determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange-traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless the Investment Advisor determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on a Fund’s books at their fair value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Investment Advisor, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Investment Advisor pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Investment Advisor in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors has designated the Investment Advisor as the valuation designee for the respective Funds for which it serves as investment adviser. The Investment Advisor may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if the Investment Advisor believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Investment Advisor determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Investment Advisor is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

The Investment Advisor’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Funds’ accounting agent assists the Investment Advisor by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. The Investment Advisor regularly evaluates the values assigned to the securities and other assets and liabilities of the Funds.

When determining the price for a Fair Value Asset, the Investment Advisor will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Investment Advisor deems relevant at the time of the determination, and may be based on analytical values determined by the Investment Advisor using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Each of EGF and the Acquiring Fund’s Charter and Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Charter of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

For the Acquiring Fund, a Board Member elected by the holders of capital stock may be removed for cause only, and not without cause, and only by action taken by holders of at least 75% of the shares entitled to vote in an election to fill that directorship.

For EGF, a Board Member elected by the holders of capital stock may be removed with or without cause, but only by action taken by holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

For EGF, EGF’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of EGF with any other corporation, (ii) a sale of all or substantially all of the assets of EGF (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of EGF, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of EGF’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of EGF entitled to vote thereon shall be required.

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, as documented pursuant to the filing of articles supplementary, and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws and the filing of articles supplementary, the Board of EGF and the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Pursuant to a provision in its Charter, the Acquiring Fund has elected to be subject to the Maryland Business Combination Act, which prohibits any business combination between the Acquiring Fund and any beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the Acquiring Fund (but only to the extent, and if so after the date on which, the Acquiring Fund had 100 or more beneficial owners), or any affiliate or associate of the Acquiring Fund that was the beneficial owner, directly or indirectly of 10% or more of the voting power of the then outstanding stock of the Acquiring Fund at any time within the two-year period immediately prior to the date in question, subject to certain exceptions, and which may discourage third parties from trying to acquire control of the Acquiring Fund and increase the difficulty of consummating such an offer.

Certain Provisions in the Bylaws of Each Fund

Each Fund elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of each Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. The bylaws of each Fund also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of such Fund (but only with respect to such preferred stock). On December 5, 2023, the U.S. District Court for the Southern District of New York granted judgment in favor of a plaintiff’s claim for rescission of resolutions by eleven closed-end funds that are Maryland corporations and statutory trusts, including certain BlackRock-sponsored funds domiciled in Maryland, that “opted in” to elect to be subject to the MCSAA. The district court declared that the funds’ elections violate Section 18(i) of the 1940 Act. The funds appealed the district court’s decision to the U.S. Court of Appeals for the Second Circuit, which affirmed the district court’s decision.

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

The Target Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on August 11, 2005, and commenced operations on October 31, 2005.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on April 22, 1988, and commenced operations on July 22, 1988.

Shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough explanation. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page iii of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

The Target Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert EGF to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of EGF’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of EGF entitled to vote thereon shall be required.

Conversion of the Acquiring Fund to an open-end investment company would require an amendment to the Acquiring Fund’s Charter. The amendment would have to be declared advisable by the Acquiring Fund’s Board (pursuant to a favorable vote of a majority of the Board Members) prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Acquiring Fund’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The table below sets forth the capitalization of EGF and BKT as of January 31, 2025 and the pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of January 31, 2025.

Capitalization of EGF and BKT as of January 31, 2025 and pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of January 31, 2025 (unaudited)

	Target Fund (EGF)	Acquiring Fund (BKT)	Adjustments		Pro forma Combined Fund (EGF into BKT)

Net Assets Attributable to Common Shares(1)	$35,294,610	$250,610,993	$(417,945	)(2)	$285,487,658
Common Shares Outstanding	3,551,598	21,307,672	(584,490	)(3)	24,274,780

NAV per Common Share	$9.94	$11.76	—		$11.76

(1)	Based on the number of outstanding common shares as of January 31, 2025.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $417,945, of which $399,445 was attributable to EGF and $18,500 was attributable to the Acquiring Fund. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per common share NAV.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s common shares. Holders of each Fund’s common shares are entitled to one vote for each common share held by them. Each Fund’s common shares do not have cumulative voting rights.

APPRAISAL RIGHTS

Under Maryland law, except in limited circumstances, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of EGF and the Acquiring Fund, on the Record Date.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the U.S. federal income tax consequences of the Reorganization to the U.S holders of EGF common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of EGF as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of EGF who exchanges all of its common shares solely for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund common share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of EGF pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s EGF common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of EGF pursuant to the Reorganization will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of EGF that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in exchange for such fractional Acquiring Fund common share. A EGF shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and EGF shareholder’s tax basis in EGF common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if EGF shareholder’s holding period for EGF common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in EGF’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of EGF immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by EGF.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Neither Fund intends to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of EGF were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of EGF’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and EGF’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to EGF shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganization, and such distributions will be taxable to EGF shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. Any such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of EGF, which are expected to be subject to tax loss limitation rules because EGF will undergo an “ownership change” for U.S. federal income tax purposes. Because EGF will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of EGF that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of EGF, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to EGF or BKT may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of EGF’s or BKT’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of December 31, 2024, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, are estimated to be approximately as follows:

Capital Loss Carryforward Amount

Target Fund (EGF)	Acquiring Fund (BKT)
$(28,987,395)	$(123,878,003)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of EGF or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of EGF whose losses are subject to the loss limitation rules would depend on many variables, including EGF’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, EGF would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization was to occur, and the timing of a historic EGF shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

EGF has fixed the close of business on February 4, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. EGF shareholders on the Record Date will be entitled to one vote for each common share held, with no common shares having cumulative voting rights.

A list of EGF’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting.

As of the Record Date, EGF had 3,551,598 common shares outstanding.

Proxies

EGF shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of EGF have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of EGF at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in EGF’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and broker non-votes, if any, as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

Broker-dealer firms holding shares of EGF in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Special Meeting. EGF expects that broker-dealer firms holding shares of EGF in “street name” for their customers will not be permitted by NYSE rules to vote on Proposal 1 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, EGF does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the proposal.

If you hold shares of EGF through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with EGF or a distributor of EGF, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposal. Abstentions and broker non-votes, if any, will not be voted.

Shareholders of EGF are being asked to consider Proposal 1 below. With respect to Proposal 1, abstentions and broker non-votes, if any, will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposal	Required Approval of Shareholders
Common shareholders of EGF are being asked to vote on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of EGF’s assets and the assumption by the Acquiring Fund of substantially all of EGF’s liabilities in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) of EGF, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) in respect of their common shares, and (ii) the termination by EGF of its registration under the 1940 Act, and the liquidation, dissolution and termination of EGF in accordance with its charter and Maryland law.	Majority of outstanding shares entitled to vote

SHAREHOLDER INFORMATION

To each Fund’s knowledge based on Schedule 13D/13G filings made on or before January 31, 2025, as of January 31, 2025, the following person(s) owned of record or beneficially more than 5% of each Fund’s outstanding common shares:

Investor	Address	EGF	BKT
Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	49.07%	9.80%
1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, VA 23219	10.21%	N/A
Relative Value Partners, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	5.97%	N/A

As of January 31, 2025, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding shares of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of each Fund were filed with the SEC on October 28, 2016 on Form 8-K. Shareholders may obtain copies of each Fund’s bylaws as described on page iii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

STANDSTILL AGREEMENTS

On May 3, 2024, each Fund and the Investment Advisor separately entered into a standstill agreement with Karpus Management, Inc (“Karpus”). During the effective period of each such standstill agreement, Karpus, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

On January 20, 2025, each Fund and the Investment Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of each such standstill agreement, Saba, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all matters submitted to shareholders. Each such standstill agreement will remain in effect until the day following completion of the applicable Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about February 14, 2025. Shareholders of EGF whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. EGF and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $15,000 for EGF.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of common shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 115 Federal Street, Boston, Massachusetts 02110.

OTHER MATTERS WITH RESPECT TO THE MEETING

EGF shareholders who want to communicate with the EGF Board or any individual Board Member should write to the attention of the Secretary of EGF, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the EGF Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are an EGF shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund at 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

ADJOURNMENTS AND POSTPONEMENTS

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of EGF, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time with respect to EGF and one or more matters to be considered by EGF, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

If you cannot be present at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock Enhanced Government Fund, Inc.

February [●], 2025

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[ ], 2025

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock Enhanced Government Fund, Inc., a registered diversified closed-end investment company, File No. 811-21793 (the “Target Fund”) and BlackRock Income Trust, Inc., a registered diversified closed-end investment company, File No. 811-05542 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund’s shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2024, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund is authorized to issue 200,000,000 shares of common stock, par value $0.01 per share (the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, By-laws and applicable law.

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no common shareholder of the Acquiring Fund (each, an “Acquiring Fund Shareholder”) will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the

Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended December 31, 2024, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Target Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s charter, and has the voting rights provided by the Target Fund’s charter, By-laws and applicable law. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(o) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Shares (“Target Fund Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Maryland and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below.

(b) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, and the amounts of their liabilities, shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Shares and the Acquiring Fund Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses), as the case may be, shall be divided by the total number of Target Fund Shares or Acquiring Fund Shares, as the case may be, outstanding at such time.

(c) The Acquiring Fund shall issue to each Target Fund Shareholder book-entry interests for the Acquiring Fund Shares registered in the name of such Target Fund Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Shares.

(d) No fractional shares of Acquiring Fund Shares will be issued to holders of Target Fund Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Shareholders by the Target

Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of the State of Maryland, and any other applicable law, it will not make any distributions of any Acquiring Fund Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record immediately prior to the Closing Date and the number of Target Fund Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Shareholders representing a majority of the outstanding shares of capital stock of the Target Fund entitled to vote on this Agreement.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, and (ii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii) The Acquiring Fund has the corporate power and authority to execute and deliver the Agreement and to perform all of the obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii) The execution and delivery by the Acquiring Fund of this Agreement did not, and the performance of the Acquiring Fund’s obligations under the Agreement will not, violate the Acquiring Fund’s charter or By-laws.

(iv) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v) Assuming that the Acquiring Fund Shares will be issued and delivered in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, By-laws or the Maryland General Corporation Law.

(g) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by the Board of the Acquiring Fund.

(b) That the issuance of additional Acquiring Fund Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund.

(c) That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, and (ii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and is in good standing under the laws of the State of Maryland.

(ii) The Target Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of Maryland and the Target Fund’s charter.

(iii) The Agreement has been duly executed by the Target Fund.

(iv) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the charter or the By-laws of the Target Fund.

(v) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of Maryland.

(h) That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j) That the Reorganization shall not be a “business combination” with an “interested stockholder” of the Acquiring Fund or an “affiliate” of an “interested stockholder” of the Acquiring Fund (each as defined in Section 3-601 of the Maryland General Corporation Law (“MGCL”)) subject to Section 3-602 of the MGCL or, if it is determined to constitute such a business combination, an exemption under Section 3-603 of the MGCL applies.

(k) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(m) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [_], 2025, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to BlackRock Enhanced Government Fund, Inc. c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock Income Trust, Inc. c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK INCOME TRUST, INC.

By:
Name:
Title:

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

By:
Name:
Title

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The Acquiring Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities (defined in the 1940 Act as (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented, whichever is less). All other investment policies or practices are considered by the Acquiring Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Acquiring Fund may not:

(1)

with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or any agency or instrumentality thereof;

(2)	invest 25% or more of the value of its total assets in any one industry;

(3)

issue senior securities or borrow money (including on margin if marginable securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with hedging transactions, short sales, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Acquiring Fund’s obligations under interest rate swaps are not treated as senior securities;

(4)

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Acquiring Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements;

(5)

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Acquiring Fund may be deemed to be an underwriter;

(6)	invest for the purpose of exercising control over management of any company;

(7)	purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

(8)

purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

(9)

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund’s total assets and the Acquiring Fund’s aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

With respect to the Acquiring Fund’s industry classifications for purposes of its fundamental policy relating to concentration set forth in (2) above, the Acquiring Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Acquiring Fund as to how to classify issuers within or among industries.

B-1

EGF

EGF’s investment objective is to provide stockholders with current income and gains. EGF’s investment objective is a fundamental policy.

EGF has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, EGF will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all EGF shareholders. The percentage of outstanding shares that EGF can repurchase in each offer will be established by EGF’s Board shortly before the commencement of each offer and will be between 5% and 25% of EGF’s then outstanding shares.

EGF has adopted the following fundamental policies regarding periodic repurchases:

(a)	EGF will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.

(c)

The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

The following are fundamental investment restrictions of EGF and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of EGF’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). EGF may not:

1.	Make any investment inconsistent with EGF’s classification as a diversified company under the 1940 Act.

2.	Make investments for the purpose of exercising control or management.

3.

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, EGF may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and EGF may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as EGF may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.

Make loans to other persons, except (i) to the extent EGF may be deemed to be making a loan by purchasing bonds, debentures or other corporate debt securities, commercial paper, mortgage-backed securities and other asset-backed securities, bank loan participation interests, corporate loans, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) EGF may lend its portfolio securities in an amount not in excess of 331/3 % of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

7.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

B-2

With respect to EGF’s industry classifications for purposes of its fundamental policy relating to concentration set forth in (7) above, EGF currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to EGF as to how to classify issuers within or among industries.

Subsequent to the issuance of a class of preferred stock, if any, the above-referenced investment restrictions may not be changed without the approval of a majority of the outstanding shares (as defined above) of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares (as defined above) of preferred stock, voting separately as a class.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

a.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

b.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described above.

c.

Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d.

Change its policy of investing, under normal circumstances, at least 80% of the value of its net assets (including assets acquired from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, unless the Fund provides stockholders with at least 60 days’ prior written notice of such change

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

B-3

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 10, 2025

STATEMENT OF ADDITIONAL INFORMATION

relating to the reorganization of

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

into

BLACKROCK INCOME TRUST, INC.

Dated February [●], 2025

This Statement of Additional Information is available to the common shareholders of BlackRock Enhanced Government Fund, Inc.(NYSE Ticker: EGF) (“EGF”), in connection with the Reorganization (the “Reorganization”) of EGF into BlackRock Income Trust, Inc. (NYSE Ticker: BKT) (“BKT” or the “Acquiring Fund” and together with EGF, the “Funds,” and each, a “Fund”), whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of EGF in exchange solely for newly issued shares of the Acquiring Fund’s common stock, par value $0.10 per share, in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). EGF will then distribute the newly issued Acquiring Fund common shares to EGF shareholders (although cash may be distributed in lieu of fractional common shares). EGF will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and restrictions described in the Joint Proxy Statement/Prospectus. EGF may be referred to herein as a “Target Fund.”

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund common shares received by the shareholders of EGF in the Reorganization will equal the aggregate NAV (not the market value) of the EGF common shares held by such shareholders immediately prior to the Closing Date (although EGF shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization that will be entered into between EGF with the Acquiring Fund is attached as Appendix A to the Joint Proxy Statement/Prospectus. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated February [●], 2025 relating to the Reorganization. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Strategic Transactions and Other Management Techniques

As described in the Joint Proxy Statement/Prospectus, the Acquiring Fund may use Strategic Transactions. This section contains various additional information about the type of Strategic Transactions in which the Acquiring Fund may engage.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique, to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date and/or to hedge against increases in the Acquiring Fund’s costs associated with its leverage strategy. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration and risk management, although it is permitted to enter into them to enhance income or gain. The Acquiring Fund may not sell interest rate caps or floors, except for interest rate caps or floors it has previously purchased. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these Strategic Transactions are entered into for good faith risk management purposes, the Investment Advisor and the Acquiring Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Acquiring Fund primarily intends to engage in such transactions for bona fide hedging or risk management and other portfolio management purposes.

Calls on Securities, Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and simultaneously obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security, or futures contract, which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Forward Foreign Currency Contracts. The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Acquiring Fund may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Acquiring Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Acquiring Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are usually involved. When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Acquiring Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Acquiring Fund currently is not subject.

The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such transactions had not been used.

Certain provisions of the Code may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

i. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the FHA, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the FHLBs, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government- sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

ii. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

iii. Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

iv. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Environmental, Social and Governance (“ESG”) Integration

Although the Acquiring Fund does not seek to implement a specific sustainability objective, strategy or process, Acquiring Fund management will consider ESG factors as part of the investment process for the Acquiring Fund. Acquiring Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Acquiring Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary research of the Investment Advisor across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Acquiring Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

Certain of these considerations may affect the Acquiring Fund’s exposure to certain companies or industries. While Acquiring Fund management views ESG considerations as having the potential to contribute to the Acquiring Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus.

Additional Risks of Mortgage Related Securities

Additional risks associated with investments in mortgage-backed securities (“MBS”) include:

Interest Rate Risk. Certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Acquiring Fund will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Acquiring Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in the prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Illiquidity Risk. The liquidity of MBS varies by type of security; at certain times the Acquiring Fund may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Acquiring Fund may be more susceptible to illiquidity risk than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Risk Factors in Strategic Transactions and Derivatives

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. There are significant risks that apply generally to derivatives transactions, including:

•

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Acquiring Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit support.

•	Credit Risk—the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Illiquidity Risk—the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Acquiring Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Acquiring Fund to unwind its position in a derivative without incurring substantial losses (if at all). The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including swaps and OTC options, involve substantial illiquidity risk. The Acquiring Fund will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative.

•	Legal Risk—the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Leverage Risk—the risk that the Acquiring Fund’s derivatives transactions can magnify the Acquiring Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk—the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Acquiring Fund may be required to pay substantial additional margin to maintain its position or the Acquiring Fund’s returns may be adversely affected.

•	Operational Risk—the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation Risk—the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility Risk—the risk that the value of derivatives will fluctuate significantly within a short time period.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Acquiring Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s common shares, the NAV of the Acquiring Fund’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Acquiring Fund’s hedging strategies will be ineffective. To the extent that the Acquiring Fund hedges against anticipated currency movements that do not occur, the Acquiring Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Acquiring Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Acquiring Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Acquiring Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Acquiring Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities (as defined in the Joint Proxy Statement/Prospectus) but rather allow the Acquiring Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Acquiring Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Acquiring Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Acquiring Fund of any profit potential or force the Acquiring Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Acquiring Fund.

The Acquiring Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Acquiring Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Acquiring Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Acquiring Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Acquiring Fund is engaging in proxy hedging. The Acquiring Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Acquiring Fund has or in which the Acquiring Fund expects to have portfolio exposure. For example, the Acquiring Fund may hold both Canadian government bonds and Japanese government bonds, and the Investment Advisor may believe that Canadian dollars will deteriorate against Japanese yen. The Acquiring Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Acquiring Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Acquiring Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Acquiring Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps Risk. The Acquiring Fund may enter into currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Rule 18f-4 Under the 1940 Act. Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Acquiring Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Acquiring Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Acquiring Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined in the prospectus under “The Acquiring Fund’s Investments—Portfolio Contents and Techniques—When-Issued, Delayed Delivery Securities and Forward Commitment Securities”).

Unless the Acquiring Fund is relying on the Limited Derivatives User Exception (as defined below), the Acquiring Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Acquiring Fund’s Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”), and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Acquiring Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which are subject to oversight by the CFTC) and security-based swaps (which are subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities. Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Acquiring Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, with respect to uncleared swaps (both uncleared swaps and uncleared security-based swaps entered into with banks), swap dealers are required to collect from the Acquiring Fund both initial and variation margin (comprised of specified liquid instruments and subject to a required haircut). Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. As capital and margin requirements for swap dealers and capital and margin requirements for security-based swaps are implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to such new regulations.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

The Board of Directors and Officers

The Board of Directors (the “Board”), of each Fund currently consists of ten individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	67 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester[4] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	69 RICs consisting of 104 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia L. Egan[4] 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Board Member (Since 2021)	Chief Financial Officer, Intel Foundry since 2024; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	67 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	67 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	67 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Vestis Corporation (uniforms and facilities services)

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch[4] 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	69 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz[4] 1958	Board Member (Since 2023)	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	69 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Board Members

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	95 RICs consisting of 270 Portfolios	None

John M. Perlowski[4] 1964	Board Member (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	97 RICs consisting of 272 Portfolios	None

1	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

2

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act (each, an “Interested Board Member”), serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Member on a case-by-case basis, as appropriate.

3

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995.

4	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

5

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ Investment Advisor, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that he or she should serve on the Boards.

Board Members	Experience, Qualifications and Skills
Independent Board Members
R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Investment Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
W. Carl Kester	The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Investment Advisor enhances his service as a Vice Chair of the Board, Chair of the Governance and Nominating Committee and a member of the Executive Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Fund and the Investment Advisor enhances her service as Chair of the Compliance Committee and a member of the Governance and Nominating Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and the Investment Advisor enhances his service as a member of the Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
Stayce D. Harris	The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and the Investment Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and the Investment Advisor enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Fund and the Investment Advisor enhances her service as the Chair of the Securities Lending Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Arthur P. Steinmetz	The Board benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Fund and the Investment Advisor enhances his service as Chair of the Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
Interested Board Members
Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Securities Lending Committee, a Discount Committee and an Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Executive Committee and the Discount Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Enhanced Government Fund, Inc.	EGF	December 31, 2024	8
BlackRock Income Trust, Inc.	BKT	December 31, 2024	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members.

Ms. Lynch and Messrs. Steinmetz and Flores have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting. A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2025 annual shareholder meeting of a Fund is held within 25 days of July 26, 2025, the Fund must receive notice pertaining to the 2025 annual meeting of shareholders no earlier than Wednesday, February 26, 2025 and no later than Friday, March 28, 2025. However, if a Fund holds its 2025 annual shareholder meeting on a date that is not within 25 days before or after July 26, 2025, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than the Investment Advisor; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details. A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of the Investment Advisor, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. Each Fund has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Funds when a Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving a Fund trading at a discount; (iii) engaging with the Investment Advisor on ways to potentially mitigate a Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to a Fund trading at a discount; and (v) addressing such other matters relating to a Fund trading at a discount as the Discount Committee deems appropriate. Each Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. Each Fund has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of each Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of each Fund’s Securities Lending Guidelines and each Fund’s agreement with the lending agent. Each Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. Each Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Discount Committee, Securities Lending Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
BKT	December 31, 2024	8	5	4	4	1	2	1
EGF	December 31, 2024	8	5	4	4	1	2	1

Compensation of the Board Members

Effective January 1, 2024, each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Fund, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance and Nominating Committee, and Securities Lending Committee are paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, and $20,000, respectively. Each of the other members of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Securities Lending Committee are paid an additional annual retainer of $30,000, $25,000, $25,000, and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2024, the Chair of the Board and the Vice Chair of the Board were paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee were paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively.

The following table sets forth the compensation paid to the Board Members by the Funds for the fiscal year ended December 31, 2024, and the aggregate compensation, including deferred compensation amounts, paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2024.

Name[1]	Compensation from EGF	Compensation from the Acquiring Fund (BKT)	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[2,3]
Independent Board Members:
Cynthia L. Egan	$187	$2,320	None	$655,000
Lorenzo A. Flores	$188	$1,1708	None	$420,000
Stayce D. Harris	$188	$1,614	None	$395,000
J. Phillip Holloman	$188	$1,727	None	$425,000
R. Glenn Hubbard	$188	$2,392	None	$600,000
W. Carl Kester	$188	$2,610	None	$746,500
Catherine A. Lynch	$188	$2,435	None	$695,000
Arthur P. Steinmetz[4]	$188	$1,854	None	$534,206
Interested Board Members
Robert Fairbairn	None	None	None	None
John M. Perlowski	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Board Member receives compensation see the Biographical Information Chart beginning on page I-15.

[2]

For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2024. Of this amount, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and Mr. Steinmetz deferred $21,000, $197,500, $212,500, $300,000, $58,641, $34,750 and $266,957, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

[3]

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and Mr. Steinmetz is $743,845, $726,494, $773,663, $5,010,835, $2,155,608, $631,953 and $278,737, respectively, as of December 31, 2024. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2024.

[4]

Mr. Steinmetz was elected as a Board Member of the Corporation effective November 9, 2023, appointed as a member and Chair of the Performance Oversight Committee effective January 1, 2024 and January 19, 2024, respectively, and appointed as a member of the Audit Committee effective January 19, 2024.

Share Ownership

Information relating to each Board Member’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Board Member (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below. Amounts shown may include shares as to which a Board Member has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Board Member has beneficial economic interest but not a direct ownership interest.

Name of Board Member	Aggregate Dollar Range of Shares in EGF	Aggregate Dollar Range of Shares in the Acquiring Fund (BKT)	Aggregate Dollar Range of Shares in Supervised Funds*
Independent Board Members
Cynthia L. Egan	None	None	Over $100,000
Lorenzo A. Flores	None	None	Over $100,000
Stayce D. Harris	None	$1-$10,000	Over $100,000
J. Phillip Holloman	None	None	Over $100,000
R. Glenn Hubbard	None	$1-$10,000	Over $100,000
W. Carl Kester	$1-$10,000	$10,001-$50,000	Over $100,000
Catherine A. Lynch	None	None	Over $100,000
Arthur P. Steinmetz	None	None	Over $100,000
Interested Board Members
Robert Fairbairn	None	None	Over $100,000
John M. Perlowski	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

As of December 31, 2024, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of the Investment Advisor or any affiliate of the Investment Advisor or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, the Investment Advisor or any affiliate of the Investment Advisor or underwriter or any person controlling, controlled by or under common control with any such entities.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of each Fund who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock, Inc. or its affiliates described in the table below.

Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years
Officers Who Are Not Board Members
Jonathan Diorio 1977	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)	Officers of the Funds serve at the pleasure of the Board.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the BlackRock Fixed-Income Complex, including the Funds, have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the BlackRock Fixed-Income Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of the Investment Advisor and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

The Investment Management Agreement between each Fund and the Investment Advisor, and the Sub-Advisory Agreement between the Acquiring Fund and the Sub-Advisor, was approved by such Fund’s Board, including a majority of the Independent Board Members. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Sub-Advisor performs certain of the day-to-day investment management of the Acquiring Fund. The Investment Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at Edinburgh, EH3 8BL, United Kingdom, are wholly-owned subsidiaries of BlackRock, Inc.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2025 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Board Members of such Fund who are not interested persons (as such term is defined in the 1940 Act) to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its Board Members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Investment Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2026. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2026. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to EGF, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fee equal to an annual rate of 0.30% of the average daily Managed Assets (the “EGF Voluntary Waiver”). For purposes of calculating the EGF Voluntary Waiver, “Managed Assets” means the aggregate of (i) the average daily value of its net assets, which are the total assets of EGF minus the sum of its accrued liabilities, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The EGF Voluntary Waiver may be reduced or discontinued at any time.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment adviser for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor, which includes amounts paid by the Investor Advisor to the Sub-Advisor, and any amounts waived by the Investment Advisor with respect to each Fund during each Fund’s previous three fiscal years.

Target Fund (EGF)
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
December 31, 2024	$321,110	$114,120
December 31, 2023	$386,139	$137,501
December 31, 2022	$548,946	$194,563

Acquiring Fund (BKT)
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
December 31, 2024	$1,696,770	$3,086
December 31, 2023	$1,761,807	$5,322
December 31, 2022	$2,031,168	$5,297

Sub-Investment Advisory Agreement

BlackRock International Limited (the “Sub-Advisor”), a wholly owned subsidiary of BlackRock, Inc., performs certain of the day-to-day investment management of the Acquiring Fund pursuant to a separate sub-investment advisory agreement.

The Investment Advisor, and not the Acquiring Fund, pays the Sub-Advisor, for services it provides for that portion of the Fund for which the Sub-Advisor acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Advisor.

The sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Acquiring Fund will indemnify the Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations.

Although the Sub-Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Acquiring Fund, the services of the Sub-Advisor are not exclusive and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board of the Acquiring or the vote of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act) and (2) by the vote of a majority of the directors who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Fund without the payment of any penalty, upon the vote of a majority of the Board of the Acquiring Fund or a majority of the outstanding voting securities of the Acquiring Fund or by the Investment Advisor or the Sub-Advisor, on 60 days’ written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Administration Agreement

The Investment Advisor serves as the Acquiring Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, the Investment Advisor provides certain administrative services to the Acquiring Fund including, without limitation, oversight of the determination and publication of the Acquiring Fund’s NAV, oversight of the maintenance of certain books and records of the Acquiring Fund, oversight of the preparation and filing of the Acquiring Fund’s federal, state and local income tax returns and any other required tax returns, and preparation, or oversight of the preparation of, financial information for the Acquiring Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders and certain other oversight and reporting activities. The administration fee paid monthly to the Advisor pursuant to the Administration Agreement is computed at an annual rate of 0.15% of the Acquiring Fund’s average weekly net assets.

The table below sets forth information about the total administration fees paid by the Acquiring Fund to the Investment Advisor during the Acquiring Fund’s previous three fiscal years:

Acquiring Fund (BKT)
For the Fiscal Year Ended	Paid to the Investment Advisor
December 31, 2024	$391,562
December 31, 2023	$406,571
December 31, 2022	$468,731

Accounting Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement. The following table sets forth the amounts paid by each Fund to State Street Bank and Trust Company during each Fund’s previous three fiscal years.

Target Fund (EGF)
For the Fiscal Year Ended	Administrative Services Fees Paid
December 31, 2024	$4,122
December 31, 2023	$7,374
December 31, 2022	$10,342

Acquiring Fund (BKT)

For the Fiscal Year Ended	Administrative Services Fees Paid
December 31, 2024	$52,549
December 31, 2023	$65,787
December 31, 2022	$64,576

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about accounts other than the respective Fund managed by EGF and the Acquiring Fund’s portfolio managers as of December 31, 2024.

Target Fund (EGF):
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott MacLellan, CFA, CMT	10	15	122	0	2	3
	$9.41 Billion	$3.02 Billion	$44.78 Billion	$0	$118.3 Million	$1.02 Billion
Akiva Dickstein	17	21	196	0	0	3
	$21.16 Billion	$6.41 Billion	$85.24 Billion	$0	$0	$1.02 Billion

Acquiring Fund (BKT):
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Kraeger	7	9	21	0	0	4
	$2.19 Billion	$2.25 Billion	$19.33 Billion	$0	$0	$5.50 Billion
Nicholas Kramvis	1	0	0	0	0	0
	$262.4 Million	$0	$0	$0	$0	$0

Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Kraeger, Kramvis and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Kraeger, Kramvis and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of each Fund’s most recent fiscal year end.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks

Scott MacLellan, CFA, CMT	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Matthew Kraeger	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Nicholas Kramvis	FTSE Mortgage Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers as of December 31, 2024 for EGF and the Acquiring Fund, each Fund’s most recent fiscal year end

Portfolio Manager	Dollar Range of Equity Securities of Target Fund (EGF) Beneficially Owned	Dollar Range of Equity Securities of the Acquiring Fund (BKT) Beneficially Owned
Scott MacLellan, CFA, CMT	None	None
Akiva Dickstein	None	None
Matthew Kraeger	None	$1-$10,000
Nicholas Kramvis	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Advisor is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. The Investment Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Advisor generally seeks reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Investment Advisor may select a broker based partly upon brokerage or research services provided to the Investment Advisor and its clients, including the Funds. In return for such services, the Investment Advisor may cause the Funds to pay a higher commission than other brokers would charge if the Investment Advisor determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Investment Advisor seeks to obtain the best price and most favorable execution for each Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Investment Advisor’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Investment Advisor’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances and, if applicable, subject to the restrictions of MiFID II as described further below, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

The Investment Advisor, unless prohibited by applicable law, may participate in client commission arrangements under which the Investment Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Advisor. The Investment Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Investment Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e) and MiFID II. Under MiFID II, EU investment managers, including BIL, pay for any research out of their own resources and not through soft dollars or commission sharing arrangements. The Investment Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Investment Advisor views as impactful to its trading results.

The Investment Advisor, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Investment Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Investment Advisor’s policies to the extent that such permitted services do not compromise the Investment Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Investment Advisor, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Funds or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Investment Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Advisor are not reduced as a result of the Investment Advisor’s receipt of research services. In some cases, the Investment Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Investment Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Advisor faces a potential conflict of interest, but the Investment Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Effective January 3, 2018 under MiFID II, investment managers in the EU, including BIL, are no longer able to use soft dollars to pay for research from brokers. Investment managers in the EU are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II restricts the use of soft dollars by sub-advisers to the Funds located in the EU, such as BIL, if applicable. BIL will pay for any research out of its own resources and not through soft dollars or commission sharing arrangements.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, Funds may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Investment Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Funds anticipates that their brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Investment Advisor or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds’ respective anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Funds and for other investment accounts managed by the Investment Advisor or sub-advisers are made independently of each other in light of differing conditions. The Investment Advisor allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Investment Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Investment Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Investment Advisor or to induce future services or benefits to be rendered to the Investment Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Funds receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Investment Advisor is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Investment Advisor’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Investment Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Investment Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Investment Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Investment Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Investment Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other clients of the Investment Advisor that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Investment Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Investment Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by the Investment Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Investment Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to the Investment Advisor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

While the Funds generally do not expect to engage in trading for short-term gains, they will effect portfolio transactions without regard to any holding period if, in the Investment Advisor’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of each Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Funds.

Information about the brokerage commissions paid by each Fund, including commissions paid to affiliated broker-dealers, is set forth in the following tables.

EGF

For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
December 31, 2024	$1,955	$0
December 31, 2023	$4,053	$0
December 31, 2022	$5,270	$0

Acquiring Fund (BKT)

For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
December 31, 2024	$9,759	$0
December 31, 2023	$15,518	$0
December 31, 2022	$18,263	$0

The Acquiring Fund and EGF held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended December  31, 2024.

POTENTIAL CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to the Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Fund) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Fund.

In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The net asset value and liquidity of the Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain BlackRock-advised funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Fund. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), as applicable, each an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Fund and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of the Fund, discontinue lending on behalf of the Fund or terminate a securities loan on behalf of the Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact the Fund by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

As discussed in the section below entitled “Portfolio Transactions and Brokerage,” BlackRock, unless prohibited by applicable law, may cause the Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under MiFID II, EU investment managers, including BlackRock International Limited, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for the Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of the Fund acquired for its own accounts. A large redemption of shares of the Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the Prospectus, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock.

BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to the Fund and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Fund’s portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Fund with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Fund with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invest in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to the Fund and the Fund is under no obligation to use BlackRock indices. Any fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to the Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Fund, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to the Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to the Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by the Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in the Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board of each Fund has delegated the voting of proxies for the Fund’s securities to the Investment Advisor pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Advisor has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund.

Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Appendix B to this SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on March 6, 2024. The financial statements of the Acquiring Fund for the fiscal period ended June  30, 2024 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSR on September 5, 2024.

The financial statements of EGF for the fiscal year ended December 31, 2023 are incorporated by reference herein to EGF’s annual report filed on Form N-CSR on March 6, 2024. The financial statements of the EGF for the fiscal period ended June 30, 2024 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSR on September 5, 2024.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Expense Table for Shareholders” of the Joint Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting, taxation and valuation policies of the Target Fund as compared to those of the Acquiring Fund.

APPENDIX A

RATINGS OF INVESTMENTS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

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A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2

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indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity

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support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

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* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

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D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more

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characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

A-8

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-9

APPENDIX B

Closed-End Fund Proxy Voting Policy

Closed-End Fund Proxy Voting Policy Procedures Governing Delegation of Proxy Voting to Fund Adviser

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐ Index Equity Mutual Funds and Exchange-Traded Funds

☐ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☒ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Closed-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (the “Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”), (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines; provided, however, that in the case of underlying closed-end funds (including business development companies and other similarly-situated asset pools) held by the Funds that have, or are proposing to adopt, a classified board structure, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this Policy in the preceding year together with a representation that all votes were in accordance with the Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

BlackRock Active

Investment

Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2025

OVERVIEW

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS’ voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

INTRODUCTION TO BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.

ABOUT BLACKROCK ACTIVE INVESTMENT STEWARDSHIP

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.

These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

[1]	References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

OUR APPROACH TO STEWARDSHIP WITHIN ACTIVE EQUITIES

As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.

OUR APPROACH TO STEWARDSHIP WITHIN FIXED INCOME

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.

BOARDS OF DIRECTORS

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2

We look to the board of directors (hereafter ‘the board’) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub-committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or

[2]	See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.

[3]

Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Capacity

To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non-operating company such as closed-end funds.

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk—oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital—ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.

•

Executive compensation—determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

EXECUTIVE COMPENSATION

Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•	A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

NON-EXECUTIVE DIRECTOR COMPENSATION

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

CAPITAL STRUCTURE

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

TRANSACTIONS AND SPECIAL SITUATIONS

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.

Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

CORPORATE REPORTING, RISK MANAGEMENT AND AUDIT

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports. 4

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

SHAREHOLDER RIGHTS AND PROTECTIONS

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

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The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

SHAREHOLDER PROPOSALS

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that may be relevant to a company’s business. Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.

CORPORATE POLITICAL ACTIVITIES

We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

SUSTAINABILITY, OR ENVIRONMENTAL AND SOCIAL, CONSIDERATIONS

We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

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By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

KEY STAKEHOLDERS

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

CLIMATE AND DECARBONIZATION INVESTMENT OBJECTIVES

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.

The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

APPENDIX 1: HOW WE FULFIL AND OVERSEE OUR ACTIVE INVESTMENT STEWARDSHIP RESPONSIBILITIES

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS’ Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS’ policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Use and oversight of third-party vote services providers

Third-party vote services providers—or proxy research firms—provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues’ insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.

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With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ voting guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

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Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

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Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

PART C: OTHER INFORMATION

ITEM 15. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Charter, Article IV of the Registrant’s Amended and Restated Bylaws and the Investment Management Agreement each provides for indemnification.

Article VI of the Registrant’s Charter provides as follows:

(3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

(4) To the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders. No amendment of Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

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(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

Reference is also made to:

•	Sections 9 and 10 of the Registrant’s Investment Management Agreement, a form of which is filed as Exhibit (6)(a) of this Registration Statement.

•	Sections 9 and 10 of the Registrant’s Sub-Investment Advisory Agreement, a form of which is filed as Exhibit (6)(b) of this Registration Statement.

Additionally, the Registrant and the other funds in the BlackRock Fixed-Income Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)

Articles of Incorporation of the Registrant are incorporated by reference to Exhibit 1.1 to the Registration Statement on Form N-2 of the Registrant (File No. 33-21476) as filed with the Commission on April 26, 1988.

(1)(b)

Articles of Amendment to the Articles of Incorporation, dated June 19, 1992, are incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on June 10, 2022.

(1)(c)

Articles Supplementary to Articles of Incorporation, dated September 17, 2010, are incorporated by reference to the exhibit to the Registrant’s Annual Report on Form N-SAR as filed with the Commission on October 31, 2011.

(1)(d)

Articles of Amendment to the Articles of Incorporation, dated June 1, 2022, are incorporated by reference to Exhibit (a)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on June 10, 2022.

(1)(e)

Articles of Amendment to the Articles of Incorporation implementing the 3-for-1 reverse stock split effective October 18, 2022 is incorporated by reference to Exhibit (a)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on November 18, 2022.

(2)(a)	Amended and Restated Bylaws of the Registrant are incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K as filed with the Commission on October 28, 2016.

(2)(b)

Amendment No. 1 to the Amended and Restated Bylaws of the Registrant is incorporated by reference to the exhibit to the Registrant’s Annual Report on Form N-CEN as filed with the Commission on March 15, 2021.

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(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is incorporated by reference to Appendix A of the Joint Proxy Statement/Prospectus.

(5)(a)	Article V (Capital Stock) and Article VII (Denial of Preemptive Rights) of the Registrant’s Articles of Incorporation are incorporated by reference to Exhibit (1)(a) above.

(5)(b)	Article I (Shareholder Meetings) of the Registrant’s Amended and Restated Bylaws is incorporated by reference to Exhibit (1)(b) above.

(6)(a)

Investment Management Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on February 15, 2022.

(6)(b)

Sub-Investment Advisory Agreement with BlackRock International Limited is incorporated by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on February 15, 2022.

(6)(c)

Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(4) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(6)(d)

Amendment No.  1 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(5) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No.  333-262119) as filed with the Commission on January 12, 2022.

(6)(e)

Amendment No.  2 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(6) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No.  333-262119) as filed with the Commission on January 12, 2022.

(6)(f)

Amendment No.  3 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(7) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No.  333-262119) as filed with the Commission on January 12, 2022.

(6)(g)

Amendment No.  4 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No.  333-262119) as filed with the Commission on January 12, 2022.

(6)(h)

Form of Amendment No. 5 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(6)(i)

Form of Amendment No. 6 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2 of BlackRock 2037 Municipal Target Term Trust (File No. 333-250205) as filed with the Commission on July 28, 2022.

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(6)(j)

Amendment No.  7 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 1 to the Registration Statement on Form  N-2 of BlackRock Alpha Strategies Fund (File No. 333-273507) as filed with the Commission on July 26, 2024.

(7)(a)

Form of Distribution Agreement is incorporated by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on June 23, 2022.

(7)(b)

Form of Sub-Placement Agent Agreement is incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on June 23, 2022.

(8)

Form of BlackRock Fixed-Income Complex Third Amended and Restated Deferred Compensation Plan is incorporated by reference to Exhibit (i) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(9)

Master Custodian Agreement is incorporated by reference to Exhibit (j) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(10)	Not applicable.

(11)	Opinion and Consent of Special Counsel for the Registrant is filed herewith.

(12)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock Enhanced Government Fund, Inc. and the Registrant is filed herewith.

(13)(a)

Form of Amended and Restated Transfer Agency and Service Agreement is incorporated by reference to Exhibit (k)(1) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(13)(b)

Form of Administration and Accounting Services Agreement is incorporated by reference to Exhibit (k)(2) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(13)(c)

Form of Eleventh Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (h)(13) of Post- Effective Amendment No. 86 to the Registration Statement on Form N-1A of BlackRock Funds V (File No. 333-224371) filed on January 27, 2025.

(13)(d)

Amended and Restated Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-262743) as filed with the Commission on February 15, 2022.

(13)(e)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and Advisors Disciplined Trust, dated as of January 19, 2022 is filed herewith.

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(13)(f)

BlackRock  Closed-End Rule 12d1-4  Fund of Funds Investment Agreement between the Registrant, Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Guggenheim Active Allocation Fund, Guggenheim Energy & Income Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios), dated as of January 19, 2022 is filed herewith.

(13)(g)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, FT Series and First Trust Exchange-Traded Fund VIII dated as of June 6, 2024 is filed herewith.

(13)(h)

BlackRock  Closed-End Rule 12d1-4  Fund of Funds Investment Agreement between the Registrant, RiverNorth Funds, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Opportunities Fund, Inc. dated as of January 19, 2022 is filed herewith.

(13)(i)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc. dated as of January 26, 2022 is filed herewith.

(13)(j)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and SmartTrust dated as of May 21, 2024 is filed herewith.

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and BlackRock Enhanced Government Fund, Inc. is filed herewith.

(15)	Not applicable.

(16)

Power of Attorney of the Board of Directors is incorporated by reference to Exhibit 16 to Registrant’s Registration Statement on Form N-14 (File No. 333-284088) as filed with the Commission on December 30, 2024.

(17)	Form of Proxy Card for Common Shares of the BlackRock Enhanced Government Fund, Inc. is filed herewith.

(18)(a)

Calculation of Filing Fee Tables (Initial Registration Statement on Form N-14) is incorporated by reference to Exhibit 18 to Registrant’s Registration Statement on Form N-14 (File No. 333-284088) as filed with the Commission on December 30, 2024.

(18)(b)	Calculation of Filing Fee Tables (Pre-Effective Amendment No. 1 to Registration Statement on Form N-14) is filed herewith.

ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 10th day of February, 2025.

BLACKROCK INCOME TRUST, INC.

BY:	/s/ JOHN M. PERLOWSKI
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 10th day of February, 2025.

Signature	Title

/s/ JOHN M. PERLOWSKI John M. Perlowski	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ TRENT WALKER Trent Walker	Chief Financial Officer (Principal Financial and Accounting Officer)

ARTHUR P. STEINMETZ* Arthur P. Steinmetz	Director

CYNTHIA L. EGAN* Cynthia L. Egan	Director

LORENZO A. FLORES* Lorenzo A. Flores	Director

STAYCE D. HARRIS* Stayce D. Harris	Director

J. PHILLIP HOLLOMAN* J. Phillip Holloman	Director

R. GLENN HUBBARD* R. Glenn Hubbard	Director

W. CARL KESTER* W. Carl Kester	Director

CATHERINE A. LYNCH* Catherine A. Lynch	Director

ROBERT W. FAIRBAIRN* Robert W. Fairbairn	Director

*By:	/s/ JANEY AHN
(Janey Ahn, Attorney-In-Fact)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(11)	Opinion and Consent of Special Counsel for the Registrant

(12)	Form of tax opinion of Willkie Farr & Gallagher LLP regarding the reorganization of BlackRock Enhanced Government Fund, Inc. and the Registrant

(13)(e)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and Advisors Disciplined Trust, dated as of January 19, 2022.

(13)(f)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Guggenheim Active Allocation Fund, Guggenheim Energy & Income Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios), dated as of January 19, 2022.

(13)(g)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, FT Series and First Trust Exchange-Traded Fund VIII dated as of June 6, 2024.

(13)(h)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, RiverNorth Funds, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Opportunities Fund, Inc. dated as of January 19, 2022.

(13)(i)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc. dated as of January 26, 2022.

(13)(j)	BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and SmartTrust dated as of May 21, 2024.

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and BlackRock Enhanced Government Fund, Inc.

(17)	Form of Proxy Card for Common Shares of the BlackRock Enhanced Government Fund, Inc. is filed herewith.

(18)(b)	Calculation of Filing Fees Table